--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 33-6001) UNDER
                           THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.                        /X/
                        Post-Effective Amendment No. 13                      /X/
                                      and

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 14                             /X/

                         VANGUARD BOND INDEX FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

         100 VANGUARD BOULEVARD, P.O. BOX 2600, MALVERN, PA 19355-0741
                    (Address of Principal Executive Office)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-6000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           September 18, 1995, pursuant to paragraph (a) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR THE PERIOD ENDED DECEMBER 31, 1994 ON FEBRUARY 15, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VANGUARD BOND INDEX FUND, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Funds.......................   Management of the Funds; General
                                                               Information
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of each Portfolio;
                                                               Dividends, Capital Gains, and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objective and Policies
   Item 13.   Investment Objective and Policies.............   Investment Objective and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD BOND INDEX FUND LOGO]                  A Member of The Vanguard Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROSPECTUS -- SEPTEMBER 18, 1995
--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Bond Index Fund, Inc. (the "Fund"), is an
                      open-end diversified investment company designed as an
                      "index fund." The Fund consists of four distinct
                      portfolios: the Total Bond Market, Short-Term Bond,
                      Intermediate-Term Bond and Long-Term Bond Portfolios. Each
                      of the Portfolios invests in fixed-income securities with
                      prescribed maturity and credit quality standards in order
                      to match the investment performance of certain investment
                      grade bond indexes. There is no assurance that a Portfolio will achieve its stated objective. Shares of the Fund are
                      neither insured nor guaranteed by any agency of the U.S.
                      Government, including the FDIC.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $500 for Uniform Gifts/Transfers to Minors Act accounts. For certain investors investing $10 million or more in the Total Bond Market Portfolio, the Fund offers a second class of shares, Total Bond Market Portfolio Institutional Shares, which are offered through a separate prospectus. To obtain information on the Total Bond Market Portfolio Institutional Shares, please call 1-800-523-1188. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for management, administrative and distribution services. Shareholders in each Portfolio will also incur a $10 annual account maintenance fee, deducted at a rate of $2.50 per quarter from each Portfolio account.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Fund has been filed with
                      the Securities and Exchange Commission. This Statement is
                      dated September 18, 1995 and has been incorporated by
                      reference into this Prospectus. A copy may be obtained
                      without charge by writing to the Fund or by calling the
                      Investor Information Department.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                  Page                                         Page                                           Page
Highlights .......................  2      Implementation of Policies ......... 14                  SHAREHOLDER GUIDE
Fund Expenses ....................  5      Investment Limitations ............. 16     Opening an Account and
Financial Highlights ...............6      Management of the Fund ............. 17       Purchasing Shares ................... 22
Yield and Total Return .............8      Investment Adviser.................. 17     When Your Account Will Be Credited .... 25
                                           Performance Record ................. 18     Selling Your Shares ................... 26
       FUND INFORMATION                    Dividends, Capital Gains                      Exchanging Your Shares .............. 29
Investment Objective .............  8        and Taxes ........................ 18     Important Information About
Investment Policies ................8      The Share Price of Each Portfolio .. 20       Telephone Transactions .............. 30
Investment Risks ................. 11      General Information ................ 20     Transferring Registration ............. 31
Who Should Invest ................ 13                                                  Other Vanguard Services ............... 31


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   HIGHLIGHTS

OBJECTIVES AND
POLICIES The Fund is a no-load, open-end diversified investment company designed as an "index" fund. The Fund consists of four distinct Portfolios, each of which invests in fixed-income securities with prescribed maturity and credit quality standards in order to match the investment performance of certain investment grade bond indexes. There is no assurance that any of the Fund's Portfolios
                      will achieve its stated objective.                  PAGE 8
--------------------------------------------------------------------------------

FOUR SEPARATE
PORTFOLIOS            Investors may choose to invest in any of four Portfolios
                      of the Fund:

                      TOTAL BOND MARKET PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Aggregate Bond Index, a broad market weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities.

                      SHORT-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index, a market weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between 1 and 5 years.

                      INTERMEDIATE-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index, a market weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between 5 and 10 years.

                      LONG-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index, a market weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities greater than
                      10 years.                                           PAGE 8
--------------------------------------------------------------------------------

RISK
CHARACTERISTICS       Investors in the Fund are exposed to four types of risk
                      from fixed-income securities. (1) INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates. (2) INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. (3) CREDIT RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Portfolio. (4)
                      PREPAYMENT RISK (applicable to the Total Bond Market
                      Portfolio which invests in mortgage-backed securities) or CALL RISK (for corporate bonds) is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring a Portfolio to invest the proceeds at generally lower interest rates.

                      The chart on page 3 summarizes interest rate, income, credit and prepayment/call risks for the four Portfolios of the Fund. As shown, interest rate risk should be low for the

                      Short-Term Bond Portfolio, moderate for the Total Bond Market and Intermediate-Term Bond Portfolios, and high for
                      the Long-Term Bond Portfolio.                      PAGE 11
--------------------------------------------------------------------------------

                                             RISK SUMMARY

                        ---------------------------------------------------------------------------------
                                                           INTEREST    INCOME   CREDIT   PREPAYMENT/
                                      PORTFOLIO            RATE RISK    RISK     RISK     CALL RISK
                        ---------------------------------------------------------------------------------
                            Total Bond Market               Medium     Medium    Low       Medium
                            Short-Term Bond                 Low        High      Low       Low
                            Intermediate-Term Bond          Medium     Medium    Low       Low
                            Long-Term Bond                  High       Low       Low       Medium
                        ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------


THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 80 distinct investment portfolios and total assets in excess of $160 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard Funds, provides all corporate management, administrative, distribution, and shareholder accounting services on an at-cost basis to the Funds in the Group. As a result, Vanguard's operating expenses are substantially lower than
                      those of the mutual fund industry.                 PAGE 17

--------------------------------------------------------------------------------

INVESTMENT
ADVISER Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to the Fund's four
                      Portfolios.                                        PAGE 17
--------------------------------------------------------------------------------


FEES AND EXPENSES     Shareholders in each Portfolio will incur an annual $10
                      maintenance fee which will be deducted from the dividend
                      income of each account. This fee will be waived for
                      shareholders with an account balance of $10,000 or
                      more.                                               PAGE 5

--------------------------------------------------------------------------------

DIVIDEND POLICY       Each Portfolio declares a dividend each business day based on its ordinary income. Dividends are paid on the first
                      business day of each month. Net capital gain, if any, will be distributed annually. Dividend and capital gains
                      distributions may be received in cash or reinvested in
                      additional shares.                                 PAGE 18
--------------------------------------------------------------------------------

TAXES Dividends paid by the Fund's Portfolios are subject to federal, state, and local income taxes. Any capital gains distributions from a Portfolio are subject to federal income tax, as well as any applicable state and local taxes. A sale of shares -- whether by outright redemption, checkwriting redemption or an exchange -- is a taxable
                      event and may result in a capital gain or loss.    PAGE 18
--------------------------------------------------------------------------------

PURCHASING
SHARES You may purchase shares by mail, wire, or exchange from another Vanguard Portfolio. The minimum initial investment is $3,000 per Portfolio ($500 for retirement accounts and Uniform Gifts/Transfers to Minors Act accounts); the minimum for subsequent investments is $100. There are no
                      sales commissions or 12b-1 fees.                   PAGE 22
--------------------------------------------------------------------------------

SELLING SHARES        You may redeem shares of each Portfolio by mail, telephone or check. Telephone redemption proceeds may be received by mail or by wire. There is no charge for redemptions,
                      except for wire withdrawals under $5,000, which are
                      subject to a $5 charge. Your bank may also impose a fee
                      upon receipt of a wire. Each Portfolio's share price is
                      expected to fluctuate, and at the time of redemption may
                      be more or less than at the time of initial purchase,
                      resulting in a gain or loss.                       PAGE 26
--------------------------------------------------------------------------------

SERVICES TO
SHAREHOLDERS          The Fund offers free checkwriting services (minimum $250
                      per check) for easy access to your account
                      balance.                                         PAGE   26

                      The Fund offers two special services: Fund Express, for electronic transfers between the Fund and your bank account; and Tele-Account, for "round-the-clock" telephone access to your Fund account balance and certain
                      transactions.                                      PAGE 31
--------------------------------------------------------------------------------

SPECIAL
CONSIDERATIONS        (1) Each Portfolio may invest a portion of its assets in
                          bond (interest rate) futures contracts and options.


                      (2) Each Portfolio may lend its securities.        PAGE 16

--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table for the Total Bond Market
                      Portfolio are for the 1994 fiscal year. The expenses and fees set forth in the table for the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios are estimates for the first full year of operations.


                                                            TOTAL BOND   SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                     SHAREHOLDER              MARKET        BOND        TERM BOND       BOND
                                 TRANSACTION EXPENSES       PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                           ------------------------------------------------------------------------------------
                           Sales Load Imposed on
                             Purchases*....................   None         None          None           None
                           Sales Load Imposed on Reinvested
                             Dividends.....................   None         None          None           None
                           Redemption Fees**...............   None         None          None           None
                           Exchange Fees...................   None         None          None           None



                       * A portfolio transaction fee, payable directly to the
                         Portfolio, may be imposed on purchases of $30 million or more for the Total Bond Market Portfolio; $10 million for the Short-Term and Intermediate-Term Bond Portfolios; and $2 million for the Long-Term Bond Portfolio. See the Fund's Statement of Additional Information for further information.



                      ** Wire redemptions of less than $5,000 are subject to a
                         $5 processing fee.



                                                       TOTAL BOND     SHORT-TERM    INTERMEDIATE-    LONG-TERM
                                  ANNUAL FUND            MARKET          BOND         TERM BOND         BOND
                               OPERATING EXPENSES      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                           -------------------------------------------------------------------------------------
                           Management &
                             Administrative
                             Expenses+...............    0.12%          0.12%          0.12%           0.12%
                           Investment Advisory
                             Fees....................     0.01           0.01           0.01            0.01
                           12b-1 Fees................     None           None           None            None
                           Other Expenses
                             Distribution Costs...... 0.02           0.01           0.01            0.01
                             Miscellaneous
                               Expenses.............. 0.03           0.04           0.04            0.04
                                                      ----           ----          -----            ----
                           Total Other Expenses......     0.05           0.05           0.05            0.05
                                                         ------         ------        -------          ------
                                    TOTAL OPERATING
                                      EXPENSES.......   0.18%++         0.18%          0.18%           0.18%
                                                         ------         ------        -------          ------
                                                         ------         ------        -------          ------

                            + In addition to these costs, shareholders incur
                              an annual account maintenance fee of $10. This fee will be waived for shareholders with an account balance of $10,000 or more.

                           ++ The Portfolio's Institutional class of shares
                              are offered at an estimated expense ratio of 0.10% per year.



                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

EACH PORTFOLIO
CHARGES A $10 ACCOUNT
MAINTENANCE FEE       Each Portfolio assesses an annual maintenance fee of $10
                      to offset the cost of maintaining smaller accounts. This fee, which is paid directly by shareholders, is deducted at a rate of $2.50 per quarter from the dividend income of each account. See "Dividends, Capital Gains and Taxes" for more information on this fee. The $10 fee amounts to 1.00%
                      on a $1,000 investment in a Portfolio, 0.33% on a $3,000 investment. This fee will be waived for shareholders with an account balance of $10,000 or more.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolios charge no redemption fees of any kind.


                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
                        Total Bond Market Portfolio............  $ 12      $36       $60       $122
                        Short-Term Bond Portfolio..............  $ 12      $36       $60       $122
                        Intermediate-Term Bond Portfolio.......  $ 12      $36       $60       $122
                        Long-Term Bond Portfolio...............  $ 12      $36       $60       $122

                      Included in these expenses are account maintenance fees of $10, $30, $50 and $100 for the respective periods shown.

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights information with
                      respect to the Total Bond Market, Short-Term Bond,
                      Intermediate-Term Bond and Long-Term Bond Portfolios, for a share outstanding throughout each period presented, insofar as they relate to each of the five years in the period ended December 31, 1994, have been audited by Price
                      Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's December 31, 1994 financial statements and notes thereto, which, together with the remaining portions of the Fund's 1994 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
                      Waterhouse LLP, in the Fund's 1994 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1994 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling our Investor Information
                      Department at 1-800-662-7447.

                                             ---------------------------------------------------------------------------
                                                                     TOTAL BOND MARKET PORTFOLIO
                                             ---------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------       DEC. 11+
                                          1994     1993     1992     1991     1990     1989     1988     1987   TO 31, 1986
   ---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $10.06    $9.88    $9.99    $9.41    $9.44    $9.05    $9.20    $9.94     $10.00
                                          -----    -----    -----    -----    -----    -----    -----    -----   --------
INVESTMENT OPERATIONS
  Net Investment Income.................   .622     .638     .699     .766     .796     .797     .807     .834       .028
  Net Realized and Unrealized Gain
    (Loss) on Investments...............  (.888)    .300    (.018)    .605    (.030)    .390    (.150)   (.740)     (.060)
                                          -----    -----    -----    -----    -----    -----    -----    -----   --------
      TOTAL FROM INVESTMENT
        OPERATIONS......................  (.266)    .938     .681    1.371     .766    1.187     .657     .094      (.032)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income..............................  (.622)   (.638)   (.699)   (.766)   (.796)   (.797)   (.807)   (.834)     (.028)
  Distributions from Realized Capital
    Gains...............................  (.002)   (.120)   (.092)   (.025)      --       --       --       --         --
                                          -----    -----    -----    -----    -----    -----    -----    -----   --------
      TOTAL DISTRIBUTIONS...............  (.624)   (.758)   (.791)   (.791)   (.796)   (.797)   (.807)   (.834)     (.028)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........  $9.17   $10.06    $9.88    $9.99    $9.41    $9.44    $9.05    $9.20      $9.94
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)........................  (2.66)%   9.68%    7.14%   15.25%    8.65%   13.65%    7.35%    1.14%     (0.21)%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).... $1,731   $1,540   $1,066     $849     $277     $139      $58      $43         $3
Ratio of Expenses to Average Net
  Assets................................    .18%     .18%     .20%     .16%     .21%     .24%     .30%     .14%         0%
Ratio of Net Investment Income to
  Average Net Assets....................   6.57%    6.24%    7.06%    7.95%    8.60%    8.49%    8.84%    9.01%      6.82%*
Portfolio Turnover Rate.................     33%      50%      49%      31%      29%      33%      21%      77%         0%

  * Annualized.
  + Commencement of operations.
(1) Total return figures are adjusted to reflect the annual account maintenance fee of $10.


                                             -----------------------------------------------------------
                                               SHORT-TERM         INTERMEDIATE-TERM         LONG-TERM
                                             BOND PORTFOLIO        BOND PORTFOLIO        BOND PORTFOLIO
                                             -----------------------------------------------------------
                                               MARCH 1+ TO                                 MARCH 1+ TO
                                              DECEMBER 31,           MARCH 1+ TO          DECEMBER 31,
                                                  1994            DECEMBER 31, 1994           1994
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......       $10.00                $10.00                $10.00
                                             -----------          ------------           -----------
INVESTMENT OPERATIONS
  Net Investment Income....................         .463                  .533                  .586
  Net Realized and Unrealized Gain
    (Loss) on Investments..................        (.500)                (.820)               (1.040)
                                              ----------           -----------            ----------
      TOTAL FROM INVESTMENT OPERATIONS.....        (.037)                (.287)                (.454)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.....        (.463)                (.533)                (.586)
  Distributions from Realized Capital
    Gains..................................           --                    --                    --
                                              ----------           -----------            ----------
      TOTAL DISTRIBUTIONS..................        (.463)                (.533)                (.586)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............        $9.50                 $9.18                 $8.96
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)...........................        (0.37)%               (2.88)%               (4.53)%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).......          $77                   $71                    $9
Ratio of Expenses to Average Net Assets....          .18%*                 .18%*                 .18%*
Ratio of Net Investment Income to
  Average Net Assets.......................         5.77%*                6.88%*                7.70%*
Portfolio Turnover Rate....................           53%                   63%                   70%

(1) Total return figures do not reflect the annual account maintenance fee of $10.
  * Annualized.
  + Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.


--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time each Portfolio may advertise its yield
                      and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
EACH PORTFOLIO
SEEKS TO MATCH
THE INVESTMENT
PERFORMANCE OF ITS
RESPECTIVE INDEX      The Fund is an open-end diversified investment company
                      designed as an "index" fund. The Fund consists of four
                      Portfolios, each of which seeks to match the investment results of a particular investment grade bond index through the use of index sampling techniques. The Total
                      Bond Market Portfolio seeks to replicate the performance of a broad market weighted bond index, while the Short-Term Bond, Intermediate-Term Bond and Long-Term
                      Bond Portfolios attempt to replicate the performance of market weighted bond indexes with prescribed maturity standards. There is no assurance that any of the Fund's
                      Portfolios will achieve its stated objective.

                      The investment objective of each Portfolio is fundamental and so cannot be changed without the approval of a majority of a Portfolio's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
EACH PORTFOLIO USES A
"PASSIVE" APPROACH
TO INVEST IN FIXED-
INCOME SECURITIES     The four Portfolios of the Fund are not managed according
                      to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolios, utilizing a "passive" or "indexing" investment approach, will attempt to duplicate the investment performance of their respective indexes through statistical sampling procedures. Each Portfolio will invest in a group of fixed-income securities selected from its respective index which, when taken together, are expected to perform similarly to the index as a whole. This sampling technique is expected to enable each Portfolio to track the dividend income and price movements of its respective index, while minimizing brokerage, custodial and accounting costs. The
                      Portfolios are managed without regard to tax ramifications.

                      The TOTAL BOND MARKET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index is a broad market weighted index which encompasses four major classes of investment grade fixed-income securities in the United
                      States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

                      The SHORT-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Short (1-5) Government/ Corporate Index (the "Short-Term Index"). The Short-Term Index is a market weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities between 1 and 5 years.

                      The INTERMEDIATE-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index (the "Intermediate-Term Index"). The Intermediate-Term Index is a market weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities between 5 and 10 years.

                      The LONG-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Long (10+) Government/ Corporate Index (the "Long-Term Index"). The Long-Term Index is a market weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities greater than 10 years.

                      Each Portfolio will invest 80% or more of its assets in securities included in its respective index. As of December 31, 1994, the major classes of fixed-income securities represented the following proportions of the respective indexes total market values:

                                                    AGGREGATE    SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                                    BOND INDEX     INDEX       TERM INDEX       INDEX
                                                    ----------   ----------   -------------   ---------
                        U.S. Treasury and
                          agency securities             54%          88%           62%             68%
                        Corporate bonds                 14%          10%           29%             26%
                        International (dollar-
                          denominated) bonds             3%           2%            9%              6%
                        Mortgage-backed securities      29%           0%            0%              0%
                        Dollar-weighted average
                          maturity (Years)          8.8 yrs      2.7 yrs       7.6 yrs        23.2 yrs

                      The Portfolios of the Fund may, from time to time, substitute one type of investment grade bond for another. For instance, a Portfolio may hold more short-term corporate bonds (fewer short U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low for each of the Portfolios.

                      Fixed-income securities will be primarily of investment grade quality -- i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                      In its effort to duplicate the investment performance of the Index, each Portfolio will invest in fixed-income securities approximating its relative proportion of the Index's total market value. For the Total Bond Market Portfolio, these investments will include U.S. Treasury and agency securities, mortgage-backed securities, and corporate and international (dollar-denominated) bonds. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, these investments include U.S. Treasury and agency securities, corporate debt and international (dollar-denominated) debt. The Portfolios may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Portfolios may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the "full faith and credit" of the U.S. Government. Such U.S. Government agencies may include the Federal Farm Credit Banks, the Resolution Trust Corporation and in the case of the Total Bond Market Portfolio, the Government National Mortgage Association. Even though they all carry top (AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

                      Each Portfolio may also invest up to 20% of its assets in short-term money market instruments, and may invest in bond (interest rate) futures contracts and options to a limited extent. Such securities will be held only to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Portfolios will not invest in such securities as part of a temporary defensive strategy (such as altering the aggregate maturity of a Portfolio) to protect the Fund against potential bond market declines. Each Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the respective index. See "Implementation of Policies" for a description of other investment practices of the Fund.

                      These investment policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in either.
--------------------------------------------------------------------------------

INVESTMENT
RISKS As mutual funds investing primarily in fixed-income securities, the Portfolios are subject to interest rate, income, call and credit risks. Since the Total Bond Market Portfolio also invests in mortgage-backed securities, the Portfolio is also subject to prepayment risk.

THE PORTFOLIOS ARE
SUBJECT TO INTEREST
RATE RISK             INTEREST RATE RISK is the potential for fluctuations in
                      bond prices due to changing interest rates. As a rule, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.

                      These basic principles of bond prices also apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.


                      The TOTAL BOND MARKET and INTERMEDIATE-TERM BOND PORTFOLIOS maintain an intermediate-term dollar-weighted average maturity, and are therefore subject to a moderate to high level of interest rate risk. Interest rate risk for the SHORT-TERM BOND PORTFOLIO should be modest. Because of the short-term dollar-weighted average maturities, the Portfolio is expected to exhibit low to moderate price fluctuations as interest rates change. The LONG-TERM BOND PORTFOLIO is exposed to substantial interest rate risk. The Portfolio is expected to have a dollar-weighted average maturity in excess of 15 years which exposes it to high to very high price fluctuations due to changing interest rates.


                      As an illustration of interest rate risk, the chart below depicts the effect of a two percentage point change in interest rates on three bonds of varying maturities:

                        PERCENTAGE CHANGE IN PRICE OF A PAR BOND YIELDING 7.5%
                      ----------------------------------------------------------

                                                         2 PERCENTAGE POINT   2 PERCENTAGE POINT
                                                            INCREASE IN          DECREASE IN
                               STATED MATURITY             INTEREST RATES       INTEREST RATES
                        -----------------------------    ------------------   ------------------
                        Short-Term (2.5 years)                - 4.33%              + 4.63%
                        Intermediate-Term (10 years)          -12.71%              +15.24%
                        Long-Term (20 years)                  -17.75%              + 24.1%

                      This chart is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of a Portfolio's current or future yield or expected changes in a Portfolio's share price.

THE PORTFOLIOS ARE
SUBJECT TO INCOME
RISK INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios.

THE LONG-TERM BOND
PORTFOLIO IS SUBJECT
TO CALL RISK          An additional risk associated with long-term corporate
                      bonds is call risk. CALL RISK is the possibility that corporate bonds held by the Portfolio will be repaid prior to maturity. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates.
                      For the Portfolio, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of the Portfolio would decline. Reflecting these additional credit and call risks, the corporate portion of the portfolio will generally offer higher yields than the government portion.

THE TOTAL BOND
MARKET PORTFOLIO
IS SUBJECT TO
PREPAYMENT RISK       As a mutual fund investing a portion of its assets in
                      mortgage-backed securities (see chart on page 9), the Total Bond Market Portfolio is subject to prepayment risk to a limited extent. PREPAYMENT RISK is the possibility that, during periods of declining interest rates, the principal invested in high-yielding mortgage-backed securities will be repaid earlier than scheduled, and the Fund will be forced to reinvest the unanticipated payments at generally lower interest rates.

                      Prepayment risk has two important effects on the Portfolio. First, when interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Portfolio derives from mortgage-backed securities is reduced. Second, like other fixed-income securities, mortgage-backed securities generally decline in price when interest rates rise. However, because of prepayment risk, mortgage-backed securities (and thus in part the share price of the Portfolio and the value of the Index) will not enjoy as large a gain in market value as ordinary bonds when interest rates fall. In part to compensate for prepayment risk, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity.

CREDIT RISK IS
EXPECTED TO BE LOW    CREDIT RISK is the possibility that an issuer of
                      securities held by a Portfolio will be unable to make payments of either interest or principal. The credit risk of a Portfolio is a function of the credit quality of its underlying securities.

                      The credit quality of each Portfolio is expected to be very high, and thus credit risk should be low. As of December 31, 1994, the average quality, as rated by Moody's Investors Service, Inc., of each Portfolio's benchmark index was as follows:

                                  Aggregate Bond Index.............................  AAA
                                  Short-Term Bond Index............................  AAA
                                  Intermediate-Term Bond Index.....................  AA2
                                  Long-Term Bond Index.............................  AA1

                      To a limited extent, the Portfolios are also exposed to event risk, the possibility that corporate fixed-income securities held by the Portfolios may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain corporate and international (dollar-denominated) securities held by the Portfolios, event risk for each Portfolio in the aggregate should be low because of each Portfolios diversified holdings and the small percentage of the Portfolio assets invested in these securities.

                      The corporate substitution strategy will increase credit risk somewhat, as short-term investment grade corporate bonds are substituted for U.S. Treasury bonds and notes; however, owing to the diversified nature of the Portfolio's, and policies limiting the maturity and maximum amount of substitutions, the overall credit and event risk of the Portfolio is expected to be low.

NO CURRENCY RISK
IN ANY PORTFOLIO      While each of the chosen Lehman Index benchmarks do have
                      limited exposure to international bonds, there is no
                      currency risk associated with the investments since they
                      are all dollar-denominated.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST
INVESTORS SEEKING TO
PARTICIPATE IN THE
"BOND MARKET" AS A
WHOLE OR ITS VARIOUS
MATURITY SEGMENTS     The Portfolios are designed for individual and
                      institutional investors seeking well-diversified, low-cost ways to participate in the U.S. fixed-income markets. The
                      Portfolios will be essentially fully invested at all times. Because the Total Bond Market Portfolio will represent all major sectors of the investment grade fixed-income securities market, the Portfolio is a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors.
                      The Short-Term Bond, Intermediate-Term Bond and Long-Term
                      Bond Portfolios are suitable vehicles for those investors seeking ownership in specific maturity segments of the "bond market." Each Portfolio concentrates on bonds of various maturities as illustrated in the chart on page 9.
                      Because of the risks associated with bond investments, each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements.

                      As with all longer-term, fixed-income investments, the share price of the Total Bond Market, Intermediate-Term Bond and Long-Term Bond Portfolios will vary, with the Long-Term Bond Portfolio expected to exhibit the greatest volatility. Share price volatility should be significantly less for the Short-Term Bond Portfolio. Credit risk should be minimal for each Portfolio. The investment risks are described on page 11.

                      The Portfolios are also suitable for those investors with common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix. Because of potential share price fluctuations, the Portfolios may be inappropriate for investors who have short-term objectives or who require stability of principal.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           The Portfolios follow a variety of investment practices in an effort to duplicate the total return of their respective indexes.

THE PORTFOLIOS INVEST
IN FIXED-INCOME
SECURITIES            Each Portfolio will invest at least 80% or more of its
                      assets in securities included in its benchmark Index. The
                      Indexes measure the total investment return (capital change plus income) provided by a universe of fixed-income securities, weighted by the market value outstanding of each security. The securities included in each Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least
                      $100 million; and investment grade quality -- i.e., rated a minimum of Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. The maturities of securities included in each Index will vary as described on page 8.

THE PORTFOLIOS USE A
"SAMPLING" TECHNIQUE  The Portfolios will be unable to hold all of the individual issues which comprise the Indexes because of the large number of securities involved. Instead, each Portfolio will hold a representative sample of the securities in its respective Index, selecting one or two issues to represent entire "classes" or types of securities in the Index. Each Portfolio will be constructed so as to match the composition of its benchmark index as described on page 9.

                      At the broadest level, each Portfolio will seek to hold securities which reflect the weighting of the major asset classes in its respective index. For the Total Bond Market Portfolio, these classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, the two major classes of securities include U.S. Treasury and agency securities and corporate bonds. For example, if U.S. Treasury and agency securities represent approximately 60% of an Index's interest rate risk, then approximately 60% of the respective Portfolio's interest rate risk will come from such securities. Similarly, if corporate bonds represent 20% of the interest rate risk of an Index, then they will represent approximately 20% of the interest rate risk of the Portfolio.


                      Such a sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by each Index. Over time, the correlation between the performance of the Fund and the Index is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of a Portfolio, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the Index. Because the Portfolios of the Fund incur operating expenses, as opposed to their respective indexes, which do not, a perfect correlation of 1.00 is unlikely to be achieved. The performance of a Portfolio versus that of its respective index is monitored daily. If a tracking error develops, the Portfolio is rebalanced to bring it in line with the index.

THE TOTAL BOND
MARKET PORTFOLIO
MAY INVEST IN
MORTGAGE-BACKED
SECURITIES            As part of its effort to duplicate the investment
                      performance of its Index, the Total Bond Market Portfolio may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks.
                      See "Investment Risks."

                      The Total Bond Market Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government. Mortgage securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market values of the securities are not guaranteed and may fluctuate.

EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
MONEY MARKET
INSTRUMENTS           Although they normally seek to remain substantially fully
                      invested in securities in the respective indexes, the Portfolios may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE PORTFOLIOS MAY
USE FUTURES CONTRACTS
AND OPTIONS           The Portfolios may utilize bond (interest rate) futures
                      contracts and options to a limited extent. Specifically, each Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit. In addition, the Portfolios may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of a Portfolio's assets. Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading or to reduce transaction costs. While futures contracts and options can be used as leveraged investments, a Portfolio may not use futures contracts or options transactions to leverage its net assets.

FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date.
                      The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolios underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, a Portfolio will segregate cash or cash equivalents in the amount of the underlying obligation.

EACH PORTFOLIO MAY
LEND ITS SECURITIES   Each Portfolio may lend its investment securities to
                      qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.


PORTFOLIO TURNOVER
IS NOT EXPECTED
TO EXCEED 50%         Although it generally seeks to invest for the long term,
                      each Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of each Portfolio will not exceed 50%. A turnover rate of 50% would occur, for example, if one half of the securities of a Portfolio were replaced within one year. A portfolio turnover rate of 100% may be considered high for a bond index fund and would result in additional expenses.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
EACH PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           Each Portfolio has adopted certain limitations on its
                      investment practices. Specifically, a Portfolio will not:

                      (a) invest more than 5% of its assets in the securities of any single issuer except obligations of the United States Government;
                      (b) purchase more than 5% of the voting securities of any
                          issuer;
                      (c) borrow money, except that each Portfolio may borrow
                          from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of a Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's net assets, the Portfolio will not make any additional investments;
                      (d) pledge, mortgage or hypothecate its assets to an
                          extent greater than 5% of the value of its total assets; and
                      (e) invest more than 25% of its assets in any one
                          industry.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of a Portfolio's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT
OF THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES
THE FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 80 distinct portfolios and total assets in excess of $160 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .30% compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER
VANGUARD MANAGES
THE FUND'S
INVESTMENTS           Each Portfolio receives all investment advisory services
                      from Vanguard's Fixed Income Group. The Fixed Income Group provides investment advisory services to more than 40
                      Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were $55 billion as of
                      December 31, 1994. The Portfolios are not actively managed, but are instead administered by the Fixed Income
                      Group using computerized, quantitative techniques. The
                      Fixed Income Group is supervised by the Officers of the Fund. Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Group since its inception in 1981.

                      Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio manager who implements those strategies on a day-to-day basis.

                      The Fund's portfolio manager is Kenneth E. Volpert, Vice President of Vanguard, who serves as portfolio manager of the Vanguard Variable Insurance Fund -- High-Grade Bond Portfolio and the bond portion of the Vanguard Balanced Index Fund. Mr. Volpert began managing the Vanguard Bond Index Fund in December 1992.

                      For six years prior to joining Vanguard, Mr. Volpert was associated with Mellon Bond Associates.

                      The Fixed Income Group places all orders for purchases and sales of portfolio securities. Purchases of portfolio securities are made either directly from the issuer or from securities dealers. The Fixed Income Group may sell portfolio securities prior to their maturity if circumstances and considerations warrant and if it believes such dispositions advisable. The Group seeks to obtain the best available net price and most favorable execution for all portfolio transactions.
--------------------------------------------------------------------------------

PERFORMANCE
RECORD The table in this section provides investment results for the Total Bond Market Portfolio for several periods throughout its lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Aggregate Bond Index described on page 9, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis. The other three Portfolio's of the Fund did not commence operations until January 18, 1994.

                      The results shown should not be considered a representation of the total return from an investment made in the Portfolio today. This information is provided to help investors better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds.

                                        AVERAGE ANNUAL RETURN

                        FISCAL PERIODS        TOTAL BOND        AGGREGATE       CONSUMER
                        ENDED 12/31/94     MARKET PORTFOLIO     BOND INDEX     PRICE INDEX
                        ---------------    ----------------     ----------     -----------
                        1 Year                   -2.7              -2.9           + 2.7%
                        3 Years                  +4.6              +4.6           + 2.8
                        5 Years                  +7.5              +7.7           + 3.5
                        Lifetime*                +7.3               N/A             N/A

                      * December 11, 1986 to December 31, 1994.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
EACH PORTFOLIO PAYS
MONTHLY DIVIDENDS     Dividends consisting of virtually all of the ordinary
                      income of each Portfolio are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Capital gains distributions, if any, are made annually.

                      Each Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods. Shareholders who choose to reinvest their dividend distributions will receive a quarterly (not monthly) confirmation statement.

                      Each Portfolio automatically deducts a $10 annual account maintenance fee from the dividend income of each account on a quarterly basis (at a rate of $2.50 per quarter). If the monthly dividend for the account is less than the fee to be deducted, the Portfolio will redeem sufficient shares to make up the difference. The Board of Directors reserves the right to change the annual account maintenance fee to reflect the actual cost of maintaining smaller shareholder accounts. For federal tax purposes, the account maintenance fee does not reduce dividend income and is treated as an investment expense (deductible as a miscellaneous itemized deduction in the case of individual investors). This fee will be waived for shareholders with an account balance of $10,000 or more.

                      Pursuant to the Internal Revenue Code, certain dividend and capital gains distributions declared by each Portfolio during December, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      Each Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends paid by the Portfolios from net investment income will generally not qualify for the intercorporate dividends-received deduction.

                      Distributions paid by a Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of investment return of each Portfolio.

                      The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by each Portfolio.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION            A sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a check-writing redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for
                      general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------

THE SHARE PRICE
OF EACH PORTFOLIO     A Portfolio's share price or "net asset value" per share
                      is determined by dividing the total market value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. The net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day that the Exchange is open for business. A Portfolio's net asset value includes interest on fixed-income securities, which is accrued daily.

                      Portfolio securities that are listed on a securities exchange are valued at the latest quoted sale prices on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Listed securities that are not traded on the valuation date and for which market quotations are not readily available are valued at the mean between the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price.

                      However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional size transactions in similar groups of securities as well as any developments related to specific securities. Other securities, including restricted securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors.

                      The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of The Vanguard Group.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more
                      Portfolios and classes of shares of common stock of such Portfolios and to classify or reclassify any unissued shares with respect to such Portfolios and classes.
                      Currently the Fund is offering shares of four series. The
                      Total Bond Market Portfolio offers two separate classes of shares; the Total Bond Market Portfolio, which is open to investors with a minimum investment of $3,000, and the Total Bond Market Portfolio Institutional Shares which are designed for investors who meet certain administrative criteria and a minimum initial investment of $10 million.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash for the Total Bond Market Portfolio are held by Morgan Guaranty Trust Company, New York, NY. All securities and cash for the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the Portfolio you have chosen and amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement in any Portfolio ($500 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $500 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the Account Registration Form or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). NOTE:
                      For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                      Because of the risks associated with bond investments, each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Excessive trading results in higher transaction costs paid for by the remaining shareholders. Consequently, the Fund reserves the right to assess a transaction fee (payable to the Portfolio) or to reject any specific purchase (and exchange purchase) request. Shareholders subject to any transaction fee will be notified by the Fund. The Fund also reserves the right to suspend the offering of shares for a period of time.

                      Each Portfolio's shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will Be Credited". The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).


ADDITIONAL
INVESTMENTS           Subsequent investments may be made by mail ($100 minimum
                      per Portfolio), wire ($1,000 minimum), exchange from another Vanguard Fund account ($100 minimum per Portfolio), or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from another Vanguard
                      Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.

--------------------------------------------------------------------------------

                                                                         ADDITIONAL INVESTMENTS
                                  NEW ACCOUNT                             TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
                          your initial investment and the           include the Invest-by-Mail
Complete and sign the     name of the Portfolios you have           remittance form attached to your
enclosed Account          selected on the registration              Fund confirmation statements.
Registration Form         form, make your check payable to          Please make your check payable
                          The Vanguard Group (Portfolio             to The Vanguard Group (Portfolio
                          Number), see below for the                Number), write your account
                          appropriate number and mail to:           number on your check, and using
                                                                    the return envelope provided,
                          VANGUARD FINANCIAL CENTER                 mail to the address indicated on
                          P.O. BOX 2600                             the Invest-by-Mail Form. See
                          VALLEY FORGE, PA 19482                    below for the appropriate
                                                                    Portfolio number.
For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.

                                               VANGUARD BOND INDEX FUND
                                            Total Bond Market Portfolio -- 84
                                            Short-Term Bond Portfolio -- 132
                                            Intermediate-Term Bond Portfolio -- 314
                                            Long-Term Bond Portfolio -- 522
                          ------------------------------------------------------------------------
PURCHASING BY WIRE                          CORESTATES BANK, N.A.
                                            ABA 031000011
Money should be                             CORESTATES ACCT NO 0101 9897
wired to:                                   ATTN VANGUARD
                                            VANGUARD BOND INDEX FUND
BEFORE WIRING                               NAME OF PORTFOLIO
                                            ACCOUNT NUMBER
Please contact                              ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)

                      To assure proper receipt, please be sure your bank includes the name of the Portfolio, the account number Vanguard has assigned to you and the eight digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account or purchase additional shares by
                      making an exchange from an existing Vanguard Fund account.
                      However, the Fund reserves the right to refuse any exchange purchase request. Call our Client Services
                      Department

                      (1-800-662-2739) for assistance. The new account will have the same registration as the existing account.
--------------------------------------------------------------------------------

PURCHASING BY
FUND EXPRESS
Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait three weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION
INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain distribution, you will be assessed taxes on the amount of the capital gain distribution later paid even though you owned the Fund shares for just a short period of time.
                      (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the capital gain distribution -- the amount of the capital gain distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distributions normally occur in December, while income dividends are generally paid on the first day of each month. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ESTABLISHING OPTIONAL
SERVICES The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request. If a
                      certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED           The trade date is the date on which your account is
                      credited. It is generally the day on which the Fund receives your investment in the form of Federal Funds
                      (monies credited to the Fund's Custodian Bank by a Federal
                      Reserve Bank). Your trade date varies according to your method of payment for your shares.

                      Purchases of Fund shares by check will receive a trade date the day the funds are received in Good Order by Vanguard. Thus, if your purchase by check is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the business day your check is received in good order. If your purchase is received after the close of the Exchange your trade date is the business day following receipt of your check. Vanguard will not accept third-party checks to open an account. Please be sure your purchase check is made payable to the Vanguard Group.

                      For purchases by Federal Funds wire or exchange, the Fund is credited immediately with Federal Funds. Thus, if your purchase by Federal Funds wire or exchange is received by the close of the Exchange, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your wire or exchange.

                      Your shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. You will begin to earn dividends on the calendar day following the trade date. (For a Friday trade date, you will begin earning dividends on Saturday.)

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed, credited or wired -- depending upon the method of withdrawal you have PREVIOUSLY chosen -- within two business days after the receipt of the request in Good Order.
--------------------------------------------------------------------------------

SELLING BY WRITING
A CHECK You may withdraw funds from your account by writing a check payable in the amount of $250 or more. When a check is presented for payment to the Fund's agent, CoreStates Bank, the Fund will redeem sufficient shares in your account at the next-determined net asset value to cover the amount of the check.

                      In order to establish the checkwriting option on your account, all registered shareholders must sign a signature card. After your completed signature card is received by the Fund, an initial supply of checks will be mailed within 10 business days. There is no charge for checks or for their clearance. CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS SHOULD CALL OR WRITE OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) BEFORE SUBMITTING SIGNATURE CARDS, AS ADDITIONAL DOCUMENTS MAY BE REQUIRED TO ESTABLISH THE CHECKWRITING SERVICE.

                      Before establishing the checkwriting option, you should be aware that:

                      1. Writing a check (a redemption of shares) is a taxable
                         event.
                      2. The Fund does not allow an account to be closed through the checkwriting option.
                      3. Vanguard cannot guarantee a stop payment on any check.
                         If you wish to reverse a stop payment order, you must do so in writing.
                      4. Shares held in certificate form cannot be redeemed
                         using the checkwriting option.
                      5. The Fund reserves the right to terminate or alter this
                         service at any time.
--------------------------------------------------------------------------------

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD BOND INDEX FUND, P.O. BOX 1120, VALLEY FORGE, PA
                      19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Bond Index Fund,
                      455 Devon Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. The signatures of all owners EXACTLY as they are
                         registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required in the case of estates, corporations, trusts, and certain other accounts.
                      6. Any certificates you are holding for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL CLIENT SERVICES (1-800-662-2739).
--------------------------------------------------------------------------------

SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. For telephone redemptions, you may have the proceeds sent to you either by mail or by wire. In addition to the details below, please see "Important Information About Telephone Transactions."

                      BY MAIL: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders and mailed to the address of record.

                      BY WIRE: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact Client Services.

                      With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

                      A request to change the bank associated with your wire redemption option must be received in writing, signed by each registered shareholder, and accompanied by a voided check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your Vanguard Fund account registration.
--------------------------------------------------------------------------------

SELLING BY FUND
EXPRESS
Automatic Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares of the Portfolio by making an exchange into another Vanguard Fund account. Please see "Exchanging
                      Your Shares" for details.
--------------------------------------------------------------------------------

IMPORTANT REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which
                      may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS Redemption requests received by telephone prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Other Vanguard Services" for
                      additional information.
--------------------------------------------------------------------------------

MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, the Fund reserves the right to redeem shares in any account that is below the minimum initial investment amount of $3,000. If at any time the total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder. (This minimum requirement does not apply to IRAs, other retirement accounts, and Uniform
                      Gifts/Transfers to Minors Act accounts.)

                      The Fund's minimum account balance requirement will not apply if your account falls below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard Bond Index Fund for those of other available Vanguard Funds.

EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Fund name, account number, Social Security Number or
                      Employer Identification number listed on the account, the
                      exact name and address in which the account is registered.
                      Only the registered shareholder may complete such an
                      exchange. Requests for telephone exchanges received prior
                      to the close of trading on the New York Stock Exchange
                      (generally 4:00 p.m. Eastern time) are processed at the
                      close of business that same day. Requests received after
                      the close of the Exchange are processed the next business
                      day. TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM
                      VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST,
                      VANGUARD INTERNATIONAL EQUITY INDEX FUND, AND VANGUARD
                      QUANTITATIVE PORTFOLIOS. If you experience difficulty in
                      making a telephone exchange, your exchange request may be
                      made by regular or express mail, and it will be
                      implemented at the closing net asset value on the date
                      received by Vanguard provided the request is received in
                      Good Order.
--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the
                      name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered
                      account holders. Send your request to VANGUARD FINANCIAL
                      CENTER, VANGUARD BOND INDEX FUND, P.O. BOX 1120, VALLEY
                      FORGE, PA 19482. (For express or registered mail, send
                      your request to Vanguard Financial Center, Vanguard Bond
                      Index Fund, 455 Devon Park Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the
                        Taxpayer Identification numbers of the two accounts are identical.

                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received all required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                      The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio of the Fund during any twelve month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.

                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482, ATTENTION: TRANSFER DEPARTMENT.
                      The request must be in Good Order. To obtain a transfer
                      form, please call our Client Services Department
                      (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement in February of the following year. Please call our Client Services Department (1-800-662-2739) for information.

                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      The minimum amount that can be transferred by telephone is $100. However, if you have established one of the automatic options, the minimum amount is $50. The maximum amount that can be transferred using any of the options is $100,000.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard Tele-Account is a convenient, automated service
                      that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchTone(TM)
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

        [VANGUARD BOND INDEX FUND LOGO]                                            [VANGUARD BOND INDEX FUND LOGO]
        ---------------------------
        THE VANGUARD GROUP
         OF INVESTMENT                                                              P  R  O  S  P  E  C  T  U  S
         COMPANIES                                                                       SEPTEMBER 18, 1995
        Vanguard Financial Center
        P.O. Box 2600
        Valley Forge, PA 19482

        INVESTOR INFORMATION
         DEPARTMENT:
        1-800-662-7447 (SHIP)

        CLIENT SERVICES
         DEPARTMENT:
        1-800-662-2739 (CREW)

        TELE-ACCOUNT FOR
         24-HOUR ACCESS:
        1-800-662-6273 (ON-BOARD)

        TELECOMMUNICATION SERVICE
         FOR THE HEARING-IMPAIRED:
        1-800-662-2738

        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482
                                                                                    [VANGUARD GROUP LOGO]

P084

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


[VANGUARD BOND INDEX FUND LOGO]                  A Member of The Vanguard Group


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROSPECTUS -- SEPTEMBER 18, 1995
--------------------------------------------------------------------------------

FUND INFORMATION: PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES        Vanguard Bond Index Fund, Inc. (the "Fund"), is an open-end, diversified investment company designed as an "index fund."
                    The Fund consists of four distinct portfolios, each of which invests in fixed-income securities with prescribed maturity and credit quality standards. The objective of each
                    Portfolio is to duplicate the total return (income plus
                    capital change) of publicly-traded investment grade
                    fixed-income securities in the aggregate by attempting to
                    duplicate the investment performance of certain investment grade bond indexes. The Fund invests in a diversified
                    portfolio of U.S. Government and corporate bonds and
                    mortgage-backed securities. There is no assurance that a
                    Portfolio will achieve its stated objective. Shares of the
                    Fund are neither insured nor guaranteed by any agency of the
                    U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

IMPORTANT NOTE      This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as
                    tax-qualified pension and profit-sharing plans and 401(k)
                    thrift plans, as well as 403(b) custodial accounts for
                    non-profit educational and charitable organizations. Another version of this Prospectus, containing information on how to open a personal investment account with the Fund, is
                    available for individual investors. To obtain a copy of that version of the Prospectus, please call 1-800-662-7447. For investors investing $10 million or more in the Total Bond
                    Market Portfolio and who meet certain administrative
                    criteria, the Fund offers a second class of shares, Total
                    Bond Market Portfolio Institutional Shares, which are
                    offered through a separate prospectus. To obtain information on the Total Bond Market Portfolio Institutional Shares,
                    please call 1-800-523-1188.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT The Fund is an investment option under a retirement or savings program sponsored by your employer. The administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

                    If you have any questions about the Fund, please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS          This Prospectus is designed to set forth concisely the
                    information you should know about the Fund before you
                    invest. It should be retained for future reference. A
                    "Statement of Additional Information" containing additional information about the Fund has been filed with the
                    Securities and Exchange Commission. This Statement is dated
                    September 18, 1995 and has been incorporated by reference
                    into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor
                    Information Department.
--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                  Page                                        Page                                      Page
Highlights .......................  2      Investment Risks .................  10     Dividends, Capital Gains and Taxes 18
Fund Expenses ....................  4      Who Should Invest ................. 13      The Share Price of Each
Financial Highlights ...............6      Implementation of Policies ........ 13      Portfolio ....................... 18
Yield and Total Return .............7      Investment Limitations ............ 16     General Information .............. 19
                                           Management of the Fund ............ 16
         FUND INFORMATION                  Investment Adviser ................ 17                SERVICE GUIDE
Investment Objective .............  8      Performance Record ................ 17     Participating in Your Plan ....... 20
Investment Policies ................8



--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   HIGHLIGHTS


OBJECTIVES AND
POLICIES The Fund is a no-load, open-end diversified investment company designed as an "index" fund. The Fund consists of four distinct Portfolios, each of which invests in fixed-income securities with prescribed maturity and credit quality standards in order to match the investment performance of certain investment grade bond indexes. There is no assurance that any of the Fund's Portfolios
                      will achieve its stated objective.                  PAGE 8

--------------------------------------------------------------------------------

FOUR SEPARATE
PORTFOLIOS            Investors may choose to invest in any of four Portfolios
                      of the Fund:

                      TOTAL BOND MARKET PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Aggregate Bond Index, a broad market weighted index which encompasses U.S. Treasury and agency securities, investment grade corporate bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities.

                      SHORT-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index, a market weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between 1 and 5 years.

                      INTERMEDIATE-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index, a market weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between 5 and 10 years.


                      LONG-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index, a market weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities greater than
                      10 years.                                           PAGE 8

--------------------------------------------------------------------------------

RISK
CHARACTERISTICS       Investors in the Fund are exposed to four types of risk
                      from fixed-income securities. (1) INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates. (2) INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. (3) CREDIT RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Portfolio. (4)
                      PREPAYMENT RISK (applicable to the Total Bond Market
                      Portfolio which invests in mortgage-backed securities) or CALL RISK (for corporate bonds) is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring a Portfolio to invest the proceeds at generally lower interest rates.

                      The following chart summarizes interest rate, income, credit and prepayment/call risks for the four Portfolios of the Fund. As shown, interest rate risk should be low for the Short-Term Bond Portfolio, moderate for the Total Bond Market and Intermediate-Term Bond Portfolios, and
                      high for the Long-Term Bond Portfolio.             PAGE 10

--------------------------------------------------------------------------------

                                             RISK SUMMARY

                        ---------------------------------------------------------------------------------
                                                           INTEREST    INCOME   CREDIT   PREPAYMENT/
                                      PORTFOLIO            RATE RISK    RISK     RISK     CALL RISK
                        ---------------------------------------------------------------------------------
                            Total Bond Market               Medium     Medium    Low       Medium
                            Short-Term Bond                 Low        High      Low       Low
                            Intermediate-Term Bond          Medium     Medium    Low       Low
                            Long-Term Bond                  High       Low       Low       Medium
                        ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------


THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 80 distinct investment portfolios and total assets in excess of $160 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard Funds, provides all corporate management, administrative, distribution, and shareholder accounting services on an at-cost basis to the Funds in the Group. As a result, Vanguard's operating expenses are substantially lower than
                      those of the mutual fund industry.                 PAGE 16

--------------------------------------------------------------------------------


INVESTMENT
ADVISER Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to the Fund's four
                      Portfolios.                                        PAGE 17

--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES       Each Portfolio declares a dividend each business day based on its ordinary income. Dividends are paid on the first business day of each month. Capital gain net income, if any, will be distributed annually. Each Portfolio's dividend and capital gains distributions are automatically reinvested in additional shares.


                      If you utilize the Fund's Portfolios as an investment option in an employer-sponsored retirement savings plan, dividend and capital gains distributions from the Portfolios will generally not be subject to current taxation, but will accumulate on a tax-deferred
                      basis.                                             PAGE 18

--------------------------------------------------------------------------------

SPECIAL
CONSIDERATIONS        (1) Each Portfolio may invest a portion of its assets in
                          bond (interest rate) futures contracts and options.


                      (2) Each Portfolio may lend its securities.        PAGE 15

--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that a shareholder of the Fund would incur. The expenses and fees set forth in the table for the Total Bond Market
                      Portfolio are for the 1994 fiscal year. The expenses and fees set forth in the table for the Short-Term Bond, Intermediate-Term Bond, and Long-Term Bond Portfolios are estimates for the first full year of operations.


                                                            TOTAL BOND   SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                     SHAREHOLDER              MARKET        BOND        TERM BOND       BOND
                                 TRANSACTION EXPENSES       PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                           ------------------------------------------------------------------------------------
                           Sales Load Imposed on
                             Purchases*....................    None         None           None          None
                           Sales Load Imposed on
                             Reinvested Dividends..........    None         None           None          None
                           Redemption Fees**...............    None         None           None          None
                           Exchange Fees...................    None         None           None          None



                                                            TOTAL BOND   SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                     ANNUAL FUND              MARKET        BOND        TERM BOND       BOND
                                  OPERATING EXPENSES        PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                           ------------------------------------------------------------------------------------
                           Management & Administrative
                             Expenses......................      0.12%        0.12%          0.12%        0.12%
                           Investment Advisory Fees........      0.01         0.01           0.01         0.01
                           12b-1 Fees......................      None         None           None         None
                           Other Expenses
                               Distribution Costs.......... 0.02         0.01           0.01         0.01
                               Miscellaneous Expenses...... 0.03         0.04           0.04         0.04
                                                            ----        -----         ------        -----
                           Total Other Expenses............      0.05         0.05           0.05         0.05
                                                                ------      -------       --------      -------
                                    TOTAL OPERATING
                                      EXPENSES.............      0.18%        0.18%          0.18%        0.18%
                                                               -------      -------       --------      -------
                                                               -------      -------       --------      -------
                            * The Fund reserves the right to deduct a portfolio transaction fee, ranging from
                              0.15% to 0.25% and payable directly to the Portfolio, from purchases of a size that is reasonably deemed to be disruptive to efficient portfolio management. See text below.
                           ** Wire redemptions of less than $5,000 are subject to a $5 processing fee.


                      The purpose of this table is to assist you in understanding the various costs and expenses that an investor would bear directly or indirectly as a shareholder in the Fund.


TRANSACTION FEE       The Fund reserves the right to deduct a portfolio
                      transaction fee from purchases of the shares of each Portfolio. Fees will not be charged on any investment less than $30 million for the Total Bond Market Portfolio, $10 million for the Short-Term Bond Portfolio; $10 million for the Intermediate-Term Bond Portfolio; and $2 million for the Long-Term Portfolio. Fees may be charged on the entire lump-sum purchase for transactions that exceed the amount indicated for each Portfolio if such purchases are reasonably deemed to be disruptive to efficient portfolio management. Lump-sum purchases exceeding the indicated amount for each Portfolio may be considered disruptive, for example, if the portfolio manager incurs significant transaction costs in purchasing portfolio securities needed to match the investment performance of the respective benchmark index. If such purchases can be offset by redemptions of shares by other shareholders, such fee may be waived or reduced. A prospective investor may determine whether a fee will be charged by calling their client representative or plan sponsor in advance of their purchase. The fee, if imposed, will be 0.18% for the Total Bond Market Portfolio; 0.23% for the

                      Intermediate-Term Bond Portfolio; 0.15% for the Short-Term Bond Portfolio; and 0.20% for the Long-Term Bond Portfolio. The fees are based on the portfolio manager's estimate of transaction costs, which depends on the types of securities in which each Portfolio invests.


                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolios charge no redemption fees of any kind.


                                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                  ------   -------   -------   --------
                        Total Bond Market Portfolio..............  $ 12      $36       $60       $122
                        Short-Term Bond Portfolio................  $ 12      $36       $60       $122
                        Intermediate-Term Bond Portfolio.........  $ 12      $36       $60       $122
                        Long-Term Bond Portfolio.................  $ 12      $36       $60       $122

                      Included in these expenses are account maintenance fees of $10, $30, $50 and $100 for the respective periods shown.

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights information with
                      respect to the Total Bond Market, Short-Term Bond,
                      Intermediate-Term Bond and Long-Term Bond Portfolios, for a share outstanding throughout each period presented, insofar as they relate to each of the five years in the period ended December 31, 1994, have been audited by Price
                      Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1994 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's
                      1994 Annual Report to the Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1994 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling
                      Participant Services at 1-800-523-1188.

                                        -----------------------------------------------------------------------------------
                                                                   TOTAL BOND MARKET PORTFOLIO
                                        -----------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                        ---------------------------------------------------------------------    DEC. 11+
                                        1994     1993      1992     1991     1990     1989     1988     1987   TO 31, 1986
   ------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................. $10.06    $ 9.88   $ 9.99   $ 9.41   $ 9.44   $ 9.05   $ 9.20   $ 9.94      $10.00
                                       ------    ------   ------   ------   ------   ------   ------   ------  ---------
INVESTMENT OPERATIONS
  Net Investment Income...............   .622      .638     .699     .766     .796     .797     .807     .834       .028
  Net Realized and Unrealized Gain
    (Loss) on Investments.............  (.888)     .300    (.018)    .605    (.030)    .390    (.150)   (.740)     (.060)
                                       ------    ------   ------   ------   ------   ------   ------   ------    -------
      TOTAL FROM INVESTMENT
        OPERATIONS....................  (.266)     .938     .681    1.371     .766    1.187     .657     .094      (.032)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income............................  (.622)    (.638)   (.699)   (.766)   (.796)   (.797)   (.807)   (.834)     (.028)
  Distributions from Realized Capital
    Gains.............................  (.002)    (.120)   (.092)   (.025)      --       --       --       --         --
                                       ------    ------   ------   ------   ------   ------   ------   ------    -------
      TOTAL DISTRIBUTIONS.............  (.624)    (.758)   (.791)   (.791)   (.796)   (.797)   (.807)   (.834)     (.028)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........ $ 9.17    $10.06   $ 9.88   $ 9.99   $ 9.41   $ 9.44   $ 9.05   $ 9.20     $ 9.94
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)......................  (2.66)%    9.68%    7.14%   15.25%    8.65%   13.65%    7.35%    1.14%     (0.21)%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).......................... $1,731    $1,540   $1,066     $849     $277     $139      $58      $43         $3
Ratio of Expenses to Average
  Net Assets..........................    .18%      .18%     .20%     .16%     .21%     .24%     .30%     .14%         0%
Ratio of Net Investment Income to
  Average Net Assets..................   6.57%     6.24%    7.06%    7.95%    8.60%    8.49%    8.84%    9.01%      6.82%*
Portfolio Turnover Rate...............     33%       50%      49%      31%      29%      33%      21%      77%         0%

  * Annualized.
  + Commencement of operations.
(1) Total return figures are adjusted to reflect the annual account maintenance fee of $10 (charged to individual investors).

                                            -------------------------------------------------------------
                                              SHORT-TERM          INTERMEDIATE-TERM          LONG-TERM
                                            BOND PORTFOLIO         BOND PORTFOLIO         BOND PORTFOLIO
                                            -------------------------------------------------------------
                                              MARCH 1+ TO                                   MARCH 1+ TO
                                             DECEMBER 31,            MARCH 1+ TO           DECEMBER 31,
                                                 1994             DECEMBER 31, 1994            1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....        $10.00                 $10.00                 $10.00
                                            -----------           ------------            -----------
INVESTMENT OPERATIONS
  Net Investment Income..................          .463                   .533                   .586
  Net Realized and Unrealized Gain
    (Loss) on Investments................         (.500)                 (.820)                (1.040)
                                             ----------            -----------             ----------
      TOTAL FROM INVESTMENT OPERATIONS...         (.037)                 (.287)                 (.454)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income...         (.463)                 (.533)                 (.586)
  Distributions from Realized Capital
    Gains................................            --                     --                     --
                                             ----------            -----------             ----------
      TOTAL DISTRIBUTIONS................         (.463)                 (.533)                 (.586)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........        $ 9.50                 $ 9.18                 $ 8.96
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (1).........................         (0.37)%                (2.88)%                (4.53)%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions).....           $77                    $71                     $9
Ratio of Expenses to Average Net
  Assets.................................           .18%*                  .18%*                  .18%*
Ratio of Net Investment Income to
  Average Net Assets.....................          5.77%*                 6.88%*                 7.70%*
Portfolio Turnover Rate..................            53%                    63%                    70%

  * Annualized.
  + Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.
(1) Total return figures do not reflect the annual account maintenance fee of $10.


--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time each Portfolio may advertise its yield
                      and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
EACH PORTFOLIO
SEEKS TO MATCH
THE INVESTMENT
PERFORMANCE OF ITS
RESPECTIVE INDEX      The Fund is an open-end diversified investment company
                      designed as an "index" fund. The Fund consists of four
                      Portfolios, each of which seeks to match the investment results of a particular investment grade bond index through the use of index sampling techniques. The Total
                      Bond Market Portfolio seeks to replicate the performance of a broad market weighted bond index, while the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond
                      Portfolios attempt to replicate the performance of market weighted bond indexes with prescribed maturity standards.
                      There is no assurance that any of the Fund's Portfolios will achieve its stated objective.

                      The investment objective of each Portfolio is fundamental and so cannot be changed without the approval of a majority of a Portfolio's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
EACH PORTFOLIO USES A
"PASSIVE" APPROACH
TO INVEST IN FIXED-
INCOME SECURITIES     The four Portfolios of the Fund are not managed according
                      to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolios, utilizing a "passive" or "indexing" investment approach, will attempt to duplicate the investment performance of their respective indexes through statistical sampling procedures. Each Portfolio will invest in a group of fixed-income securities selected from its respective index which, when taken together, are expected to perform similarly to the index as a whole. This sampling technique is expected to enable each Portfolio to track the dividend income and price movements of its respective index, while minimizing brokerage, custodial and accounting costs. The
                      Portfolios are managed without regard to tax ramifications.

                      The TOTAL BOND MARKET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index is a broad market weighted index which encompasses four major classes of investment grade fixed-income securities in the United
                      States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

                      The SHORT-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Short (1-5) Government/ Corporate Index (the "Short-Term Index"). The Short-Term Index is a market weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds and international (dollar-denominated) bonds, all with maturities between 1 and 5 years.

                      The INTERMEDIATE-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Intermediate (5-10) Government/ Corporate Index (the "Intermediate-Term Index"). The Intermediate-Term Index is a market weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds and international (dollar-denominated) bonds, all with maturities between 5 and 10 years.

                      The LONG-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Long (10+) Government/ Corporate Index (the "Long-Term Index"). The Long-Term Index is a market-weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds and international (dollar-denominated) bonds, all with maturities greater than 10 years.

                      Each Portfolio will invest 80% or more of its assets in securities included in its respective index. As of December 31, 1994, the major classes of fixed-income securities represented the following proportions of the respective indexes total market values:

                                                    AGGREGATE    SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                                    BOND INDEX     INDEX       TERM INDEX       INDEX
                                                    ----------   ----------   -------------   ---------
                        U.S. Treasury and agency
                          securities                      54%          88%           62%           68%
                        Corporate bonds                   14%          10%           29%           26%
                        International (dollar-
                          denominated) bonds               3%           2%            9%            6%
                        Mortgage-backed securities        29%           0%            0%            0%
                        Dollar-weighted average
                          maturity (Years)            8.8 yrs      2.7 yrs       7.6 yrs      23.2 yrs

                      The Portfolios of the Fund may, from time to time, substitute one type of investment grade bond for another. For instance, a Portfolio may hold more short-term corporate bonds (fewer short U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low for each of the Portfolios.

                      Fixed-income securities will be primarily of investment grade quality -- i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                      In its effort to duplicate the investment performance of the Index, each Portfolio will invest in fixed-income securities approximating its relative proportion of the

                      Index's total market value. For the Total Bond Market Portfolio, these investments will include U.S. Treasury and agency securities, mortgage-backed securities and corporate and international (dollar-denominated) bonds. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, these investments include U.S. Treasury and agency securities, corporate debt and international (dollar-denominated) debt. The Portfolios may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Portfolios may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the "full faith and credit" of the U.S. Government. Such U.S. Government agencies may include the Federal Farm Credit Banks, the Resolution Trust Corporation and in the case of the Total Bond Market Portfolio, the Government National Mortgage Association. Even though they all carry top (AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

                      Each Portfolio may also invest up to 20% of its assets in short-term money market instruments, and may invest in bond (interest rate) futures contracts and options to a limited extent. Such securities will be held only to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Portfolios will not invest in such securities as part of a temporary defensive strategy (such as altering the aggregate maturity of a Portfolio) to protect the Fund against potential bond market declines. Each Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the respective index. See "Implementation of Policies" for a description of other investment practices of the Fund.

                      These investment policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in either.
--------------------------------------------------------------------------------

INVESTMENT
RISKS As mutual funds investing primarily in fixed-income securities, the Portfolios are subject to interest rate, income, call and credit risks. Since the Total Bond Market Portfolio also invests in mortgage-backed securities, the Portfolio is also subject to prepayment risk.

THE PORTFOLIOS ARE
SUBJECT TO INTEREST
RATE RISK             INTEREST RATE RISK is the potential for fluctuations in
                      bond prices due to changing interest rates. As a rule, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.

                      These basic principles of bond prices also apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.


                      The TOTAL BOND MARKET and INTERMEDIATE-TERM BOND PORTFOLIOS maintain an intermediate-term dollar-weighted average maturity, and are therefore subject to a moderate to high level of interest rate risk. Interest rate risk for the SHORT-TERM BOND PORTFOLIO should be modest. Because of the short-term dollar-weighted average maturities, the Portfolio is expected to exhibit low to moderate price fluctuations as interest rates change. The LONG-TERM BOND PORTFOLIO is exposed to substantial interest rate risk. The Portfolio is expected to have a dollar-weighted average maturity in excess of 15 years which exposes it to high to very high price fluctuations due to changing interest rates.


                      As an illustration of interest rate risk, the chart below depicts the effect of a two percentage point change in interest rates on three bonds of varying maturities:

                        PERCENTAGE CHANGE IN PRICE OF A PAR BOND YIELDING 7.5%
                      ----------------------------------------------------------



                                                            2 PERCENTAGE POINT   2 PERCENTAGE POINT
                                                               INCREASE IN          DECREASE IN
                                 STATED MATURITY              INTEREST RATES       INTEREST RATES
                        -------------------------------     ------------------   ------------------
                        Short-Term (2.5 years)                    - 4.33%              + 4.63%
                        Intermediate-Term (10 years)              -12.71%              +15.24%
                        Long-Term (20 years)                      -17.75%              + 24.1%

                      This chart is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of a Portfolio's current or future yield or expected changes in a Portfolio's share price.

THE PORTFOLIOS ARE
SUBJECT TO INCOME     INCOME RISK is the potential for a decline in a
RISK                  Portfolio's income due to falling market interest rates.
                      In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios.

THE LONG-TERM BOND
PORTFOLIO IS SUBJECT
TO CALL RISK          An additional risk associated with long-term corporate
                      bonds is call risk. CALL RISK is the possibility that corporate bonds held by the Portfolio will be repaid prior to maturity. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates.
                      For the Portfolio, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of the Portfolio would decline. Reflecting these additional credit and call risks, the corporate portion of the portfolio will generally offer higher yields than the government portion.

THE TOTAL BOND
MARKET PORTFOLIO
IS SUBJECT TO
PREPAYMENT RISK       As a mutual fund investing a portion of its assets in
                      mortgage-backed securities (see chart on page 9), the Total Bond Market Portfolio is subject to prepayment risk to a limited extent. PREPAYMENT RISK is the possibility that, during periods of declining interest rates, the principal invested in high-yielding mortgage-backed securities will be repaid earlier than scheduled, and the Fund will be forced to reinvest the unanticipated payments at generally lower interest rates.


                      Prepayment risk has two important effects on the Portfolio. First, when interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Portfolio derives from mortgage-backed securities is reduced. Second, like other fixed-income securities, mortgage-backed securities generally decline in price when interest rates rise. However, because of prepayment risk, mortgage-backed securities (and thus in part the share price of the Portfolio and the value of the Index) will not enjoy as large a gain in market value as ordinary bonds when interest rates fall. In part to compensate for prepayment risk, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity.

CREDIT RISK IS
EXPECTED TO BE LOW    CREDIT RISK is the possibility that an issuer of
                      securities held by a Portfolio will be unable to make payments of either interest or principal. The credit risk of a Portfolio is a function of the credit quality of its underlying securities.

                      The credit quality of each Portfolio is expected to be very high, and thus credit risk should be low. As of December 31, 1994, the average quality, as rated by Moody's Investors Service, Inc., of each Portfolio's benchmark index was as follows:

                            Aggregate Bond Index........................................  AAA
                            Short-Term Bond Index.......................................  AAA
                            Intermediate-Term Bond Index................................  AA2
                            Long-Term Bond Index........................................  AA1

                      To a limited extent, the Portfolios are also exposed to event risk, the possibility that corporate fixed-income securities held by the Portfolios may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain corporate and international (dollar-denominated) securities held by the Portfolios, event risk for each Portfolio in the aggregate should be low because of each Portfolios diversified holdings and the small percentage of the Portfolio assets invested in these securities.

                      The corporate substitution strategy will increase credit risk somewhat, as short-term investment grade corporate bonds are substituted for U.S. Treasury bonds and notes; however, owing to the diversified nature of the Portfolio's, and policies limiting the maturity and maximum amount of substitutions, the overall credit and event risk of the Portfolio is expected to be low.

NO CURRENCY RISK
IN ANY PORTFOLIO
                      While each of the chosen Lehman Index benchmarks do have limited exposure to international bonds, there is no currency risk associated with the investments since they are all dollar denominated.
--------------------------------------------------------------------------------


WHO SHOULD
INVEST
INVESTORS SEEKING TO
PARTICIPATE IN THE
"BOND MARKET" AS A
WHOLE OR ITS VARIOUS
MATURITY SEGMENTS     The Portfolios are designed for individual and
                      institutional investors seeking well-diversified, low-cost ways to participate in the U.S. fixed-income markets. The
                      Portfolios will be essentially fully invested at all times. Because the Total Bond Market Portfolio will represent all major sectors of the investment grade fixed-income securities market, the Portfolio is a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors.
                      The Short-Term Bond, Intermediate-Term Bond and Long-Term
                      Bond Portfolios are suitable vehicles for those investors seeking ownership in specific maturity segments of the "bond market." Each Portfolio concentrates on bonds of various maturities as illustrated in the chart on page 9.
                      Because of the risks associated with bond investments, each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements.



                      As with all longer-term, fixed-income investments, the share price of the Total Bond Market, Intermediate-Term Bond and Long-Term Bond Portfolios will vary, with the Long-Term Bond Portfolio expected to exhibit the greatest volatility. Share price volatility should be significantly less for the Short-Term Bond Portfolio. Credit risk should be minimal for each Portfolio. The investment risks are described on page 10.


                      The Portfolios are also suitable for those investors with existing common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix. Because of potential share price fluctuations, the Portfolios may be inappropriate for investors who have short-term objectives or who require stability of principal.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           The Portfolios follow a variety of investment practices in an effort to duplicate the total return of their respective indexes.


THE PORTFOLIOS INVEST
IN FIXED INCOME
SECURITIES            Each Portfolio will invest at least 80% or more of its
                      assets in securities included in its benchmark Index. The
                      Indexes measure the total investment return (capital change plus income) provided by a universe of fixed-income securities, weighted by the market value outstanding of each security. The securities included in each Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least
                      $100 million; and investment grade quality -- i.e., rated a minimum of Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. The maturities of securities included in each Index will vary as described on page 9.


THE PORTFOLIOS USE A
"SAMPLING" TECHNIQUE  The Portfolios will be unable to hold all of the individual issues which comprise the Indexes because of the large number of securities involved. Instead, each Portfolio will hold a representative sample of the securities in its respective Index, selecting one or two issues to represent entire "classes" or types of securities in the Index.

                      Each Portfolio will be constructed so as to match the composition of its benchmark index as described below.

                      At the broadest level, each Portfolio will seek to hold securities which reflect the weighting of the major asset classes in its respective index. For the Total Bond Market Portfolio, these classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, the two major classes of securities include U.S. Treasury and agency securities and corporate bonds. For example, if U.S. Treasury and agency securities represent approximately 60% of an Index's interest rate risk, then approximately 60% of the respective Portfolio's interest rate risk will come from such securities. Similarly, if corporate bonds represent 20% of the interest rate risk of an Index, then they will represent approximately 20% of the interest rate risk of the Portfolio.


                      Such a sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by each Index. Over time, the correlation between the performance of the Fund and the Index is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of a Portfolio, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the Index. Because the Portfolios of the Fund incur operating expenses, as opposed to their respective indexes, which do not, a perfect correlation of 1.00 is unlikely to be achieved. The performance of a Portfolio versus that of its respective index is monitored daily. If a tracking error develops, the Portfolio is rebalanced to bring it in line with the index.


THE TOTAL BOND
MARKET PORTFOLIO
MAY INVEST IN
MORTGAGE-BACKED
SECURITIES            As part of its effort to duplicate the investment
                      performance of its Index, the Total Bond Market Portfolio may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks.
                      See "Investment Risks."

                      The Total Bond Market Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government. Mortgage securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
MONEY MARKET
INSTRUMENTS           Although they normally seek to remain substantially fully
                      invested in securities in the respective indexes, each Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE PORTFOLIOS MAY
USE FUTURES CONTRACTS
AND OPTIONS           The Portfolios may utilize bond (interest rate) futures
                      contracts and options to a limited extent. Specifically, the Portfolios may enter into futures contracts provided that not more than 5% of their assets are required as a futures contract deposit. In addition, the Portfolios may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of a Portfolio's assets. Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading or to reduce transaction costs. While futures contracts and options can be used as leveraged investments, a Portfolio may not use futures contracts or options transactions to leverage its net assets.

FUTURES CONTRACTS AND
OPTIONS POSE CERTAIN
RISKS The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolios underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, a Portfolio will segregate cash or cash equivalents in the amount of the underlying obligation.

EACH PORTFOLIO MAY
LEND ITS SECURITIES   Each Portfolio may lend its investment securities to
                      qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER
IS NOT EXPECTED TO
EXCEED 50%            Although it generally seeks to invest for the long term,
                      each Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of each Portfolio will not exceed 50%. A turnover rate of 50% would occur, for example, if one half of the securities of a Portfolio were replaced within one year. A portfolio turnover rate of 100% may be considered high for a bond index fund and would result in additional expenses.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
EACH PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           Each Portfolio has adopted certain limitations on its
                      investment practices. Specifically, a Portfolio will not:

                      (a) invest more than 5% of its assets in the securities of any single issuer except obligations of the United States Government;
                      (b) purchase more than 5% of the voting securities of any
                          issuer;
                      (c) borrow money except from banks for temporary or
                          emergency purposes, and then only in an amount not in excess of 15% of its total assets;
                      (d) pledge, mortgage or hypothecate its assets to an
                          extent greater than 5% of the value of its total assets; and
                      (e) invest more than 25% of its assets in any one
                          industry.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of a Portfolio's shareholders.
--------------------------------------------------------------------------------


MANAGEMENT
OF THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 80 distinct portfolios and total assets in excess of $160 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .30% compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER
VANGUARD MANAGES
THE FUND'S
INVESTMENTS           Each Portfolio receives all investment advisory services
                      from Vanguard's Fixed Income Group. The Fixed Income Group provides investment advisory services to more than 40
                      Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were $55 billion as of
                      December 31, 1994. The Portfolios are not actively managed, but are instead administered by the Fixed Income
                      Group using computerized, quantitative techniques. The
                      Fixed Income Group is supervised by the Officers of the Fund. Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Group since its inception in 1981.

                      Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio manager who implements these strategies on a day-to-day basis.

                      The Fund's portfolio manager is Kenneth E. Volpert, Vice President of Vanguard, who serves as portfolio manager of the Vanguard Variable Insurance Fund -- High-Grade Bond Portfolio and the bond portion of the Vanguard Balanced Index Fund. Mr. Volpert began managing the Vanguard Bond Index Fund in December, 1992. For six years prior to joining Vanguard, Mr. Volpert was associated with Mellon Bond Associates.

                      The Fixed Income Group places all orders for purchases and sales of portfolio securities. Purchases of portfolio securities are made either directly from the issuer or from securities dealers. The Fixed Income Group may sell portfolio securities prior to their maturity if circumstances and considerations warrant and if it believes such dispositions advisable. The Group seeks to obtain the best available net price and most favorable execution for all portfolio transactions.
--------------------------------------------------------------------------------


PERFORMANCE
RECORD The table in this section provides investment results for the Total Bond Market Portfolio for several periods throughout its lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Aggregate Bond Index described on page 8, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis. The other three Portfolios of the Fund did not commence operations until January 18, 1994.


                      The results shown should not be considered a representation of the total return from an investment made in the Portfolio today. This information is provided to help investors better understand the Portfolio and may not provide a basis for compari-son with other investments or mutual funds which use a different method to calculate performance.

                                        AVERAGE ANNUAL RETURN
                           ------------------------------------------------



                        FISCAL PERIODS        TOTAL BOND        AGGREGATE       CONSUMER
                        ENDED 12/31/94     MARKET PORTFOLIO     BOND INDEX     PRICE INDEX
                        --------------     ----------------     ----------     -----------
                        1 Year                    -2.7%             -2.9%           +2.7%
                        3 Years                   +4.6              +4.6            +2.8
                        5 Years                   +7.5              +7.7            +3.5
                        Lifetime*                 +7.3               N/A             N/A

                        * December 11, 1986 to December 31, 1994.

--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
EACH PORTFOLIO PAYS
MONTHLY DIVIDENDS     Dividends consisting of virtually all of the ordinary
                      income of each Portfolio are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Capital gains distributions, if any, are made annually. Each Portfolio's dividend and capital gains distributions are automatically reinvested in additional shares. The Fund intends to continue to qualify as a "regulated investment company" under the Internal
                      Revenue Code so that it will not be subject to federal income tax to the extent that its income is distributed to its shareholders.

                      If you utilize the Fund's Portfolios as an investment option in an employer-sponsored retirement savings plan, dividend and capital gains distributions from the Portfolios will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------

THE SHARE PRICE OF
EACH PORTFOLIO        A Portfolio's share price or "net asset value" per share
                      is determined by dividing the total market value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. The net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day that the Exchange is open for business. A Portfolio's net asset value includes interest on fixed-income securities, which is accrued daily.

                      Portfolio securities that are listed on a securities exchange are valued at the latest quoted sale prices on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Listed securities that are not traded on the valuation date and for which market quotations are available are valued at the mean between the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price.

                      However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional size transactions in similar groups of securities as well as any developments related to specific securities. Other securities, including restricted securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors.

                      Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of The Vanguard Group.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more
                      Portfolios and classes of shares of common stock of such Portfolios and to classify or reclassify any unissued shares with respect to such Portfolios and classes.
                      Currently the Fund is offering shares of four series. The
                      Total Bond Market Portfolio offers two separate classes of shares; the Total Bond Market Portfolio which is open to investors with a minimum investment of $3,000, and the Total Bond Market Portfolio Institutional Shares which are designed for investors who meet certain administrative criteria and a minimum initial investment of $10 million.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash for the Total Bond Market Portfolio are held by Morgan Guaranty Trust Company, New York, NY. All securities and cash for the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING IN
YOUR PLAN             The Portfolios are available as an investment option in
                      your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

                      If you have any questions about the Fund, including the Portfolio's investment objective, policies, risk characteristics or historical performance, please contact Participant Services (1-800-523-1188).

                      If you have questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS
AND ALLOCATIONS       You may be permitted to elect different investment
                      options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provisions. See your plan administrator or employee
                      benefits office for more details.
--------------------------------------------------------------------------------

TRANSACTIONS IN
FUND SHARES           Purchases, exchanges or redemptions of a Portfolio's
                      shares are effective when received in "good order" by
                      Vanguard. "Good order" means that complete information on
                      the purchase, exchange or redemption and the appropriate
                      monies have been received by Vanguard.
--------------------------------------------------------------------------------

MAKING EXCHANGES      Your plan may allow you to exchange monies from one
                      investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or guaranteed investment contracts (GICs), may be subject to unique restrictions.

                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund
                        option, please read the Fund's prospectus. Contact Participant Services (1-800-523-1188) for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------


        [VANGUARD BOND INDEX FUND LOGO]
        ---------------------------                    [VANGUARD BOND INDEX FUND LOGO]
        THE VANGUARD GROUP
          OF INVESTMENT
          COMPANIES
        Vanguard Financial Center                  I  N  S  T  I  T  U  T  I  O  N  A  L
        P.O. Box 2900                                  P  R  O  S  P  E  C  T  U  S
        Valley Forge, PA 19482                              SEPTEMBER 18, 1995

        INSTITUTIONAL PARTICIPANT
        SERVICES DEPARTMENT:
        1-800-523-1188

        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482
                                                          [VANGUARD GROUP LOGO]

        I084
--------------------------------------------------------------------------------

        [VANGUARD BOND INDEX FUND -- TOTAL BOND MARKET PORTFOLIO LOGO]



                         P  R  O  S  P  E  C  T  U  S

                              SEPTEMBER 18, 1995












                             [VANGUARD GROUP LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD BOND INDEX FUND - TOTAL BOND MARKET PORTFOLIO LOGO]

                                                  A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- SEPTEMBER 18, 1995
--------------------------------------------------------------------------------

FUND INFORMATION: PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES          The Total Bond Market Portfolio of Vanguard Bond Index
                      Fund, Inc. (the "Portfolio"), is an open-end, diversified
                      investment company designed as an "index fund." The
                      objective of the Portfolio is to duplicate the total
                      return (income plus capital change) of publicly-traded
                      investment grade fixed-income securities in the aggregate
                      by attempting to duplicate the investment performance of a certain investment grade bond index. The Portfolio invests in a diversified portfolio of U.S. Government and
                      corporate bonds and mortgage-backed securities. There is
                      no assurance that the Portfolio will achieve its stated
                      objective. Shares of the Portfolio are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

INVESTMENT
ALTERNATIVES          The Total Bond Market Portfolio of Vanguard Bond Index
                      Fund, Inc. offers two separate classes of shares to
                      investors. The "Total Bond Market Portfolio Institutional
                      Shares" are designed primarily for investors who meet
                      certain administrative requirements and a minimum initial
                      investment of $10 million. Only the Institutional class of shares are offered through this prospectus. The second
                      class of shares, "Total Bond Market Portfolio" are
                      available to all institutional and individual investors
                      and are offered through a separate prospectus. To obtain
                      information on the "Total Bond Market Portfolio" class of
                      shares, please call 1-800-662-7447 (SHIP), Monday through
                      Friday, from 8:00 a.m. to 9:00 p.m. and Saturday from 9
                      a.m. to 4:00 p.m. (Eastern time).
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT Shares of the Portfolio may be purchased by Federal Funds wire. The minimum initial investment is $10 million.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Fund has been filed with
                      the Securities and Exchange Commission. This Statement is
                      dated September 18, 1995 and has been incorporated by
                      reference into this Prospectus. A copy may be obtained
                      without charge by writing to the Fund or by calling the
                      Investor Information Department.
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                   Page                                       Page                                            Page
Portfolio Expenses ................  2     Who Should Invest .................  7      Dividends, Capital Gains and Taxes .... 12
Yield and Total Return ............  3     Implementation of Policies ........  8      The Share Price of The Portfolio ...... 13
                                           Investment Limitations ............ 10      General Information ................... 13
          FUND INFORMATION                 Management of the Fund ............ 10      Shareholder Guide ..................... 15
Investment Objective ..............  3     Investment Adviser ................ 11
Investment Policies ...............  4
Investment Risks ..................  5


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Portfolio's "Institutional Shares." The expenses and fees set forth in the table for the "Institutional Shares" are estimates for its first full year of operation.


                                               SHAREHOLDER TRANSACTION EXPENSES
                           --------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases*.........................................   None
                           Sales Load Imposed on Reinvested Dividends...............................   None
                           Redemption Fees**........................................................   None
                           Exchange Fees............................................................   None


                                              ANNUAL FUND OPERATING EXPENSES
                           --------------------------------------------------------------------------------
                           Management & Administrative Expenses.................................      0.05%
                           Investment Advisory Fees.............................................       0.01
                           12b-1 Fees...........................................................       None
                           Other Expenses
                               Distribution Costs...............................................   0.02
                               Miscellaneous Expenses...........................................   0.02
                                                                                                   ----
                           Total Other Expenses.................................................       0.04
                                                                                                     ------
                                    TOTAL OPERATING EXPENSES....................................      0.10%
                                                                                                     ------
                                                                                                     ------


                       * The Portfolio reserves the right to deduct a portfolio
                         transaction fee of 0.18% payable directly to the Portfolio, from purchases of a size that is reasonably deemed to be disruptive to efficient portfolio management. See text below.


                      ** Wire redemptions of less than $5,000 are subject to a
                         $5 processing fee.


                      The purpose of this table is to assist you in understanding the various costs and expenses that an investor in the Portfolio would bear directly or indirectly.


TRANSACTION FEE       The Portfolio reserves the right to deduct a portfolio
                      transaction fee from purchases of the shares of the Portfolio. Fees will not be charged on any investment less than $30 million. Fees may be charged on the entire lump-sum purchase for transactions that exceed $30 million if such purchases are reasonably deemed to be disruptive to efficient portfolio management. Lump-sum purchases over $30 million may be considered disruptive, for example, if the portfolio manager incurs significant transaction costs in purchasing portfolio securities needed to match the investment performance of the benchmark index. If such purchases can be offset by redemptions of shares by other shareholders, such fee may be waived or reduced. A prospective investor may determine whether a fee will be charged by calling their Institutional Investor Service
                      Representative in advance of their purchase. The fee, if imposed, will be 0.18% of the purchase. The fee is based on the portfolio manager's estimate of transaction costs, which depends on the types of securities in which the Portfolio invests.



                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolio charges no redemption fees of any kind.


                                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                  ------   -------   ------    --------
                        Total Bond Market Portfolio..............   $1       $ 3       $ 6       $ 14

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time the Portfolio may advertise its yield
                      and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE             The Institutional Shares are designed primarily for
                      institutional investors. The Total Bond Market Portfolio is a no-load, open-end diversified investment company designed as an "index" fund. The Portfolio invests in fixed-income securities with prescribed maturity and credit quality standards in order to match the investment performance of the Lehman Brothers Aggregate Bond Index.
                      The Index is a broad market weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities.
                      There is no assurance that the Portfolio will achieve its stated objective.

                      The investment objective of the Portfolio is fundamental and so cannot be changed without the approval of a majority of a Portfolio's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
THE PORTFOLIO USES A
"PASSIVE" APPROACH
TO INVEST IN FIXED-
INCOME SECURITIES     The Portfolio is not managed according to traditional
                      methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment.
                      Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, will attempt to duplicate the investment performance of its respective index through statistical sampling procedures. The Portfolio will invest in a group of fixed-income securities selected from its respective index which, when taken together, are expected to perform similarly to the index as a whole. This sampling technique is expected to enable the Portfolio to track the dividend income and price movements of its respective index, while minimizing brokerage, custodial and accounting costs. The Portfolio is managed without regard to tax ramifications.

                      The TOTAL BOND MARKET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index is a broad market weighted index which encompasses four major classes of investment grade fixed-income securities in the United
                      States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

                      The Portfolio will invest 80% or more of its assets in securities included in its respective index. As of December 31, 1994, the major classes of fixed-income securities represented the following proportions of the respective indexes total market value:

                                                                                        AGGREGATE
                                                                                        BOND INDEX
                                                                                        ----------
                        U.S. Treasury and agency securities                                   54%
                        Corporate bonds                                                       14%
                        International (dollar-denominated) bonds                               3%
                        Mortgage-backed securities                                            29%
                        Dollar-weighted average maturity (Years)                          8.8 yrs

                      The Portfolio may, from time to time, substitute one type of investment grade bond for another. For instance, a Portfolio may hold more short-term corporate bonds (fewer short U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low.

                      Fixed-income securities will be primarily of investment grade quality -- i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium grade obliga-tions. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                      In its effort to duplicate the investment performance of the Index, the Portfolio will invest in fixed-income securities approximating its relative proportion of the Index's total market value. For the Total Bond Market Portfolio, these investments will include U.S. Treasury and agency securities, mortgage-backed securities and corporate and international (dollar-denominated) bonds. The Portfolio may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Portfolio may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the "full faith and credit" of the U.S. Government. Such U.S. Government agencies may include the Federal Farm Credit Banks, the Resolution Trust Corporation and the Government National Mortgage Association. Even though they all carry top (AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.


                      The Portfolio may also invest up to 20% of its assets in short-term money market instruments, and may invest in bond (interest rate) futures contracts and options to a limited extent. Such securities will be held only to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Portfolio will not invest in such securities as part of a temporary defensive strategy (such as altering the aggregate maturity of the Portfolio) to protect the Fund against potential bond market declines. The Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the benchmark index. See "Implementation of Policies" for a description of other investment practices of the Portfolio.


                      These investment policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in either.
--------------------------------------------------------------------------------

INVESTMENT
RISKS As a mutual fund investing primarily in fixed-income securities, the Portfolio is subject to interest rate, income, call and credit risks. Since the Total Bond Market Portfolio also invests in mortgage-backed securities, the Portfolio is also subject to prepayment risk.

THE PORTFOLIO IS
SUBJECT TO INTEREST
RATE RISK             INTEREST RATE RISK is the potential for fluctuations in
                      bond prices due to changing interest rates. As a rule, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.

                      These basic principles of bond prices also apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.


                      The TOTAL BOND MARKET PORTFOLIO maintains an intermediate-term dollar-weighted average maturity, and is therefore subject to a moderate to high level of interest rate risk. As an illustration of interest rate risk, the chart below depicts the effect of a two percentage point change in interest rates on three bonds of varying maturities:


                        PERCENTAGE CHANGE IN PRICE OF A PAR BOND YIELDING 7.5%
                      ----------------------------------------------------------



                                                            2 PERCENTAGE POINT   2 PERCENTAGE POINT
                                                               INCREASE IN          DECREASE IN
                                 STATED MATURITY              INTEREST RATES       INTEREST RATES
                        -------------------------------     ------------------   ------------------
                        Short-Term (2.5 years)                    - 4.33%              + 4.63%
                        Intermediate-Term (10 years)              -12.71%              +15.24%
                        Long-Term (20 years)                      -17.75%              + 24.1%

                      This chart is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of the Portfolio's current or future yield or expected changes in the Portfolio's share price.

THE PORTFOLIO IS
SUBJECT TO INCOME     INCOME RISK is the potential for a decline in the
RISK                  Portfolio's income due to falling market interest rates.
                      In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios.

THE PORTFOLIO
IS SUBJECT TO
PREPAYMENT RISK       As a mutual fund investing a portion of its assets in
                      mortgage-backed securities (see chart on page 4), the Total Bond Market Portfolio is subject to prepayment risk to a limited extent. PREPAYMENT RISK is the possibility that, during periods of declining interest rates, the principal invested in high-yielding mortgage-backed securities will be repaid earlier than scheduled, and the Portfolio will be forced to reinvest the unanticipated payments at generally lower interest rates.

                      Prepayment risk has two important effects on the Portfolio. First, when interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Portfolio derives from mortgage-backed securities is reduced. Second, like other fixed-income securities, mortgage-backed securities generally decline in price when interest rates rise. However, because of prepayment risk, mortgage-backed securities (and thus in part the share price of the Portfolio and the value of the Index) will not enjoy as large a gain in market value as ordinary bonds when interest rates fall. In part to compensate for prepayment risk, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity.

CREDIT RISK IS EXPECTED
TO BE LOW             CREDIT RISK is the possibility that an issuer of
                      securities held by the Portfolio will be unable to make payments of either interest or principal. The credit risk of the Portfolio is a function of the credit quality of its underlying securities.

                      The credit quality of the Portfolio is expected to be very high, and thus credit risk should be low. As of December 31, 1994, the average quality, as rated by Moody's Investors Service, Inc., was AAA for the Aggregate Bond Index.

                      To a limited extent, the Portfolio is also exposed to event risk, the possibility that corporate fixed-income securities held by the Portfolio may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain corporate and international (dollar-denominated) securities held by the Portfolio, event risk for the Portfolio in the aggregate should be low because of the Portfolio's diversified holdings and the small percentage of the Portfolio's assets invested in these securities.

                      The corporate substitution strategy will increase credit risk somewhat, as short-term investment grade corporate bonds are substituted for U.S. Treasury bonds and notes; however, owing to the diversified nature of the Portfolio, and policies limiting the maturity and maximum amount of substitutions, the overall credit and event risk of the Portfolio is expected to be low.

NO CURRENCY RISK
IN THE PORTFOLIO
                      While the Aggregate Bond Index does have limited exposure to international bonds, there is no currency risk associated with the investments since they are all dollar denominated.
--------------------------------------------------------------------------------


WHO SHOULD
INVEST
INVESTORS SEEKING TO
PARTICIPATE IN THE
"BOND MARKET"
AS A WHOLE            The Portfolio is designed for individual and institutional investors seeking well-diversified, low-cost ways to participate in the U.S. fixed-income markets. The
                      Portfolio will be essentially fully invested at all times.
                      Because the Total Bond Market Portfolio will represent all major sectors of the investment grade fixed-income securities market, the Portfolio is a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The
                      Portfolio concentrates on bonds of various maturities.
                      Because of the risks associated with bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Investors seeking to temporarily (less than two years) gain broad bond market exposure at a low cost can generate excessive transaction costs resulting in a risk of poor index tracking.


                      As with all longer-term, fixed-income investments, the share price of the Total Bond Market Portfolio will vary. Credit risk should be minimal for the Portfolio. The investment risks are described on page 5.

                      The Portfolio is also suitable for those investors with existing common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix. Because of potential share price fluctuations, the Portfolio may be inappropriate for investors who have short-term objectives or who require stability of principal.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           The Portfolio follows a variety of investment practices in an effort to duplicate the total return of its benchmark index.

THE PORTFOLIO INVESTS
IN FIXED INCOME
SECURITIES            The Portfolio will invest at least 80% or more of its
                      assets in securities included in its benchmark Index. The
                      Index measures the total investment return (capital change plus income) provided by a universe of fixed-income securities with maturities greater than one year, weighted by the market value outstanding of each security. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 million; and investment grade quality -- i.e., rated a minimum of Baa3 by Moody's Investors Service, Inc. or BBB- by Standard &
                      Poor's Corporation.

THE PORTFOLIO USES A
"SAMPLING" TECHNIQUE  The Portfolio will be unable to hold all of the individual issues which comprise the Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of the securities in its benchmark index, selecting one or two issues to represent entire "classes" or types of securities in the Index. The Portfolio will be constructed so as to match the composition of its benchmark index as described below.

                      At the broadest level, the Portfolio will seek to hold securities which reflect the weighting of the major asset classes in its benchmark index. These classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. If U.S. Treasury and agency securities represent approximately 60% of an Index's interest rate risk, then approximately 60% of the Portfolio's interest rate risk will come from such securities. Similarly, if corporate bonds represent 20% of the interest rate risk of the Index, then they will represent approximately 20% of the interest rate risk of the Portfolio.


                      Such a sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by the Index. Over time, the correlation between the performance of the Portfolio and the Index is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the Index. Because the Portfolio incurs operating expenses, as opposed to its respective index, which does not, a perfect correlation of 1.00 is unlikely to be achieved. The performance of a Portfolio versus that of its respective index is monitored daily. If a tracking error develops, the Portfolio is rebalanced to bring it in line with the index.


THE PORTFOLIO
MAY INVEST IN
MORTGAGE-BACKED
SECURITIES            As part of its effort to duplicate the investment
                      performance of its Index, the Portfolio may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages.
                      Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks. See "Investment
                      Risks."

                      The Total Bond Market Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government. Mortgage securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

THE PORTFOLIO MAY
INVEST IN SHORT-TERM
MONEY MARKET
INSTRUMENTS           Although the Portfolio normally seeks to remain
                      substantially fully invested in securities in the Index, the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE PORTFOLIO MAY
USE FUTURES CONTRACTS
AND OPTIONS           The Portfolio may utilize bond (interest rate) futures
                      contracts and options to a limited extent. Specifically, the Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit. In addition, the Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets. Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading or to reduce transaction costs. While futures contracts and options can be used as leveraged investments, the Portfolio may not use futures contracts or options transactions to leverage its net assets.

FUTURES CONTRACTS AND
OPTIONS POSE CERTAIN
RISKS The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolios underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Portfolio will segregate cash or cash equivalents in the amount of the underlying obligation.

THE PORTFOLIO MAY
LEND ITS SECURITIES   The Portfolio may lend its investment securities to
                      qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.


PORTFOLIO TURNOVER
IS NOT EXPECTED TO
EXCEED 50%            Although it generally seeks to invest for the long term,
                      the Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Portfolio will not exceed 50%. A turnover rate of 50% would occur, for example, if one half of the securities of the Portfolio were replaced within one year. A portfolio turnover rate of 100% may be considered high for a bond index fund and would result in additional expenses.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
THE PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           The Portfolio has adopted certain limitations on its
                      investment practices. Specifically, the Portfolio will not:

                      (a) invest more than 5% of its assets in the securities of any single issuer except obligations of the United States Government;
                      (b) purchase more than 5% of the voting securities of any
                          issuer;
                      (c) borrow money except from banks for temporary or
                          emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not in excess of 15% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments;
                      (d) pledge, mortgage or hypothecate its assets to an
                          extent greater than 5% of the value of its total assets; and
                      (e) invest more than 25% of its assets in any one
                          industry.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------


MANAGEMENT
OF THE PORTFOLIO
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
PORTFOLIO             The Portfolio is a member of The Vanguard Group of
                      Investment Companies, a family of more than 30 investment companies with more than 80 distinct portfolios and total assets in excess of $160 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc.
                      ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1994, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .30% compared to an average of 1.05% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER
VANGUARD MANAGES
THE FUND'S
INVESTMENTS           The Portfolio receives all investment advisory services
                      from Vanguard's Fixed Income Group. The Fixed Income Group provides investment advisory services to more than 40
                      Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were $55 billion as of
                      December 31, 1994. The Portfolio is not actively managed, but is instead administered by the Fixed Income Group using computerized, quantitative techniques. The Fixed
                      Income Group is supervised by the Officers of the Fund.
                      Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Group since its inception in 1981.

                      Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio manager who implements these strategies on a day-to-day basis.

                      The Fund's portfolio manager is Kenneth E. Volpert, Vice President of Vanguard, who serves as portfolio manager of the Vanguard Variable Insurance Fund -- High-Grade Bond Portfolio and the bond portion of the Vanguard Balanced Index Fund. Mr. Volpert began managing the Vanguard Bond Index Fund in December, 1992. For six years prior to joining Vanguard, Mr. Volpert was associated with Mellon Bond Associates.

                      The Fixed Income Group places all orders for purchases and sales of portfolio securities. Purchases of portfolio securities are made either directly from the issuer or from securities dealers. The Fixed Income Group may sell portfolio securities prior to their maturity if circumstances and considerations warrant and if it believes such dispositions advisable. The Group seeks to obtain the best available net price and most favorable execution for all portfolio transactions.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
THE PORTFOLIO PAYS
MONTHLY DIVIDENDS     Dividends consisting of virtually all of the ordinary
                      income of the Portfolio are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Capital gains distributions, if any, are made annually.

                      The Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods. Shareholders who choose to reinvest their dividend distributions will receive a quarterly (not monthly) confirmation statement.

                      Pursuant to the Internal Revenue Code, certain dividend and capital gains distributions declared by the Portfolio during December, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends paid by the Portfolio from net investment income will generally not qualify for the intercorporate dividends-received deduction.

                      Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of investment return of the Portfolio.

                      The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio.

A CAPITAL GAIN OR
LOSS MAY BE REALIZED
UPON EXCHANGE
OR REDEMPTION         A sale of shares of the Portfolio is a taxable event and
                      may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                      The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.
--------------------------------------------------------------------------------

THE SHARE PRICE OF
THE PORTFOLIO         The Total Bond Market Portfolio's share price or "net
                      asset value" per share is determined by dividing the total market value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. The net asset value per share is calculated as of the close of regular trading on the New York Stock
                      Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for business. The Portfolio's net asset value includes interest on fixed-income securities, which is accrued daily.

                      Portfolio securities that are listed on a securities exchange are valued at the latest quoted sale prices on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Listed securities that are not traded on the valuation date and for which market quotations are available are valued at the mean between the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price.

                      However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional size transactions in similar groups of securities as well as any developments related to specific securities. Other securities, including restricted securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors.

                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of The Vanguard Group.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Total Bond Market Portfolio Institutional Shares is a
                      class of shares offered by the Vanguard Bond Index Fund, Inc., a Maryland Corporation. The Articles of
                      Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more
                      Portfolios and classes of shares of common stock of such Portfolios and to classify or reclassify any unissued shares with respect to such Portfolios and classes.
                      Currently the Fund is offering shares of four series. The
                      Total Bond Market Portfolio offers two separate classes of shares; the Total Bond Market Portfolio which is open to investors with a minimum investment of $3,000, and the Total Bond Market Portfolio Institutional Shares which are designed for investors who meet certain administrative criteria and a minimum initial investment of $10 million.

                      The shares of the Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash for the Total Bond Market Portfolio are held by Morgan Guaranty Trust Company, New York, NY. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES To open a new account, complete an Account Registration Form and mail it to:

                           VANGUARD FINANCIAL CENTER
                           VANGUARD TOTAL BOND MARKET PORTFOLIO INSTITUTIONAL
                             SHARES
                           ATTN: INSTITUTIONAL INVESTOR SERVICES
                           P.O. BOX 1472
                           VALLEY FORGE, PA 19482

                      For express or registered mail, send your registration form to: Vanguard Financial Center, Vanguard Total Bond Market Portfolio Institutional Shares, Attn: Institutional Investor Services, 100 Vanguard Boulevard, Malvern, PA 19355.

                      Once the account has been opened, Vanguard will assign an Institutional Investor Services Representative for future account transactions.

                      Shares of the Portfolio may be purchased by Federal Funds wire. The minimum initial investment for the Portfolio is $10 million. Please contact your Institutional Investor Services Representative or call the Vanguard Group at 1-800-523-1188 to notify the Portfolio of the intended investment and to receive an account number. Wiring instructions are provided below.

                      Because of the risks associated with bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Excessive trading results in higher transaction costs paid for by the remaining shareholders. Consequently, the Fund reserves the right to assess a transaction fee (payable to the Portfolio) or to reject any specific purchase (and exchange purchase) request. Shareholders subject to any transaction fee will be notified by the Fund. The Fund also reserves the right to suspend the offering of shares for a period of time.

                      The Portfolio's shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will be Credited". The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).


IMPORTANT NOTE
ON EXPENSES           The Portfolio reserves the right to deduct a portfolio
                      transaction fee of 0.18% of the entire purchase from purchases of the shares of the Portfolio which exceed $30 million if such purchases are reasonably deemed to be disruptive to efficient portfolio management. The fee will be paid to the Portfolio to offset transaction costs of buying securities. The fee is not paid to Vanguard and is not a sales charge. Purchasers of shares of a Portfolio may determine whether a fee will be charged by calling their Institutional Investor Service Representative in advance of their purchase.

ADDITIONAL               Please contact your          Additional investments may be made at any
INVESTMENTS              Institutional Investor       time by wiring monies to Vanguard. To
                         Services Representative      ensure prompt investment, please notify
                                                      your Institutional Investor Services
                                                      Representative in advance of the wire.
                         -----------------------------------------------------------------------
PURCHASING BY WIRE                           CORESTATES BANK, N.A.
Money should be                              ABA 031000011
wired to:                                    CORESTATES ACCT NO 0101 9897
                                             ATTN VANGUARD
BEFORE WIRING                                VANGUARD BOND INDEX FUND
Please contact your                          TOTAL BOND MARKET PORTFOLIO INSTITUTIONAL SHARES
Institutional Investor                       ACCOUNT NUMBER
Services Representative                      ACCOUNT REGISTRATION

                      To assure proper receipt, please be sure your bank includes the name of the Portfolio, the account number Vanguard has assigned to you and the eight digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

PURCHASING BY
EXCHANGE (FROM A
VANGUARD ACCOUNT)     Purchases may also be made by exchange from an existing
                      Vanguard Fund account. However, the Portfolio reserves the right to refuse any exchange purchase request. Please call your Institutional Investor Services Representative or call Participant Services at 1-800-523-1188 for more information.

DIVIDEND
DISTRIBUTIONS
                      Dividend distributions paid by the Portfolio will be automatically reinvested in additional Portfolio shares. A cash dividend option is also available from the Portfolio. Please contact your Institutional Investor Services Representative for further information.

CERTIFICATES
                      Share certificates will not be issued for the Portfolio.

ELECTRONIC
PROSPECTUS
DELIVERY
                      If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format. Please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-523-1188.
--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED           The trade date is the date on which your account is
                      credited. It is generally the day on which the Fund receives your investment in the form of Federal Funds
                      (monies credited to the Fund's Custodian Bank by a Federal
                      Reserve Bank). Your trade date varies according to your method of payment for your shares.

                      Purchases of Fund shares by check will receive a trade date the day the funds are received in good order by Vanguard. Thus, if your purchase by check is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the business day your check is received in good order. If your purchase is received after the close of the Exchange your trade date is the business day following receipt of your check. Vanguard will not accept third-party checks to open an account. Please be sure your purchase check is made payable to the Vanguard Group.

                      For purchases by Federal Funds wire or exchange, the Fund is credited immediately with Federal Funds. Thus, if your purchase by Federal Funds wire or exchange is received by the close of the Exchange, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your wire or exchange.

                      Your shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds, You will begin to earn dividends on the calendar day following the trade date. (For a Friday trade date, you will begin earning dividends on Saturday.)

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING SHARES
WIRE PROCEEDS         Any portion of an account may be withdrawn by contacting
                      your Institutional Investor Services Representative. The redemption proceeds will be wired to the bank account indicated on the Account Registration Form on the business day following receipt of a request.

                      For a redemption of an entire account balance, accrued dividends will not be included in the initial redemption wire, but will be sent separately by check or wire.

                      Wire redemptions of less than $5,000 are subject to a $5 charge deducted from the principal in your account. There is no charge for wire redemptions of $5,000 or more, or for subsequent dividend wires.

                      For our mutual protection, wiring instructions must be on file at Vanguard prior to executing any redemption request. A request to change the bank account associated with the wire redemption feature or a request to wire funds to a bank other than that on file must be received in writing. A signature guarantee of an authorized officer is required if the bank registration is not identical to the Vanguard Fund account registration.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   Shares may also be sold by making an exchange to another
                      Vanguard Fund account. For further information, please
                      contact your Institutional Investor Services
                      Representative.
--------------------------------------------------------------------------------

OTHER REDEMPTION
INFORMATION
                      The Portfolio may suspend the redemption rights or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      The Portfolio reserves the right, for any account with a balance of less than $10 million, either to redeem shares or to transfer the account balance to the other class of shares in the Portfolio as an identically registered account. Shareholders will be provided with 60 days' notice before any action is taken.
--------------------------------------------------------------------------------

EXCHANGING
SHARES Shares of the Portfolio may be exchanged for those of other available Vanguard Portfolios or classes of Portfolios either by telephone or mail. Contact your Institutional Investor Services Representative for further information. Telephone exchange requests must ordinarily be received by the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) in order to be processed on the date of receipt. The new Fund account will bear the identical registration of the Vanguard Total Bond Market Portfolio Institutional Shares account.

                      Telephone exchanges are not permitted for several Vanguard Funds, and there also may be restrictions on new investments in certain Funds. Large exchange requests (i.e., those over $250,000) require prior approval by Vanguard on behalf of the Fund. Contact your Institutional Investor Services Representative for full information, including a prospectus.

                      Neither the Portfolio nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.
--------------------------------------------------------------------------------

TAX CAUTION
INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING
                      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain distribution, you will be assessed taxes on the amount of the capital gain distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the capital gain distribution -- the amount of the capital gain distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distribution normally occurs in December, while income dividends are generally paid on the first day of each month. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.

                      Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

OTHER ACCOUNT
INFORMATION           For corporate investors, a current corporate resolution
                      must be maintained on file at Vanguard at all times. The initial application serves as a corporate resolution. Any revisions to a corporate resolution must be submitted to your Institutional Investor Services Representative at
                      Vanguard.

                      To change the registration of an account, a request must be submitted in writing to Vanguard and include the following information: the account number and portfolio name; authorized signatures; any applicable signature guarantees; and other supporting legal documents as necessary.

                      All requests should be mailed to the following address:

                                  VANGUARD FINANCIAL CENTER
                                  ATTN: INSTITUTIONAL INVESTOR SERVICES
                                  P.O. BOX 1472
                                  VALLEY FORGE, PA 19482
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

        [VANGUARD BOND INDEX FUND --
        TOTAL BOND MARKET PORTFOLIO LOGO]
        ---------------------------------

        THE VANGUARD GROUP
         OF INVESTMENT
         COMPANIES
        Institutional Investor Center
        Vanguard Financial Center
        P.O. Box 2900
        Valley Forge, PA 19482



        INSTITUTIONAL PARTICIPANT
         SERVICES DEPARTMENT:
        1-800-523-1188



        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482







IC84

                                     PART B

                            VANGUARD BOND INDEX FUND
                     (FORMERLY, VANGUARD BOND MARKET FUND)

                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 18, 1995

     This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus (dated September 18, 1995). To obtain the Prospectus please call:

                      VANGUARD INVESTOR INFORMATION CENTER
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Policies.......................................................................     1
Investment Limitations....................................................................     5
Yield and Total Return....................................................................     6
Purchase of Shares........................................................................     6
Redemption of Shares......................................................................     7
Management of the Fund....................................................................     8
Portfolio Transactions....................................................................    10
Performance Measures......................................................................    11
Financial Statements......................................................................    12
Appendix -- Description of Bond Ratings...................................................    12


                              INVESTMENT POLICIES

     REPURCHASE AGREEMENTS Each Portfolio of the Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Federal Reserve member bank with minimum assets of at least $2 billion or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio. No more than an aggregate of 15% of a Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within its control and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES Each Portfolio of the Fund may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     FUTURES CONTRACTS AND OPTIONS Each Portfolio of the Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith initial margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's initial margin requirement is ordinarily in the form of portfolio securities. These securities are segregated in a separate custody account at the Portfolio's custodian bank; they are not delivered to the futures dealer.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio expects to earn interest income on its initial margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolio's intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, a Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by a Portfolio upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets. Assets committed to futures contracts or options will be held in a segregated account at the Portfolio's custodian bank.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS A Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to a Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, a Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of a Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on a Portfolio's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of a Portfolio (as defined in the Investment Company Act of 1940). Each Portfolio may not:

      1) change its investment objective without shareholder approval, which is to duplicate the total investment return (capital change plus income) of publicly-traded investment grade fixed-income securities by attempting to duplicate the investment performance of an investment grade bond index using index matching and index sampling techniques;

      2) invest in commodities or purchase real estate, although it may purchase and sell interest rate futures contracts;

      3) purchase securities on margin or sell securities short (the deposit or payment by a Portfolio of initial or variation margin in order to engage in an interest-rate futures contract is not considered the purchase of a security on margin);

      4) purchase more than 5% of the outstanding voting securities of any company;

      5) invest more than 5% of the value of its total assets in the securities of any single issuer except obligations of the U.S. Government and its instrumentalities;

      6) borrow money, except that a Portfolio may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of a Portfolio's total assets (including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, a Portfolio will not make any additional investments;

      7) pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;

      8) issue senior securities. Collateral arrangements with regard to initial and variation margin on interest-rate futures contracts shall not be considered issuance of a senior security;

      9) engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

     10) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (including any investment in The Vanguard Group, Inc.) would be invested in securities that are illiquid;

     11) invest for the purpose of controlling management of any company;

     12) invest in securities of other investment companies, except as they may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. A Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;

     13) have dealing on behalf of a Portfolio with officers and directors of the Fund, except for the purchase or sale of securities on an agency or commission basis;

     14) make loans to any officers, directors or employees of the Fund;

     15) invest in assessable securities or securities involving unlimited liability on the part of the holders thereof;

     16) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, which are either publicly distributed or customarily purchased by institutional investors) and
         (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder;

     17) invest directly in oil, gas or other mineral exploration or development programs.


     The investment limitations set forth above are considered at the time that a Portfolio purchases securities. Notwithstanding these limitations, a Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "The Vanguard Group." As a non-fundamental policy, the Fund will not invest more than 5% of its assets in the securities of companies that, together with predecessors, have been in continuous operation for less than three years.


                             YIELD AND TOTAL RETURN

     The yield of the Total Bond Market Portfolio for the 30-day period ended December 31, 1994 was +7.82%. The yield of the Short-Term Bond, Intermediate-Term Bond and the Long-Term Bond Portfolios for the 30-day period ended December 31, 1994 was +7.79%, +8.07% and +8.20%, respectively. Yields are calculated daily and premiums and discounts on asset-backed securities are not amortized.

     The average annual total return of the Total Bond Market Portfolio* for the one- and five-year periods ended December 31, 1994 and since its inception on December 11, 1986 was -2.69%, +7.42% and +7.26%, respectively. Total return is computed by finding the average compounded rates of return over the one-year and since inception periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

     The total return of the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios for the period March 1, 1994 (end of subscription period) to December 31, 1994 was -0.37%, -2.88% and -4.53% respectively.

     *Performance figures are adjusted for the annual account maintenance fee of $10.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Portfolio's shares. The Fund reserves the right to impose a transaction fee on purchases of Portfolio shares totaling more than $5 million made during any six-month period. Such fee would be payable to the Portfolio to offset the transaction cost associated with securities investments.


     The Fund reserves the right to deduct a portfolio transaction fee from purchases of the shares of each Portfolio. Fees will not be charged on any investment less than $30 million for the Total Bond Market Portfolio; $10 million for the Short-Term Bond Portfolio; $10 million for the Intermediate-Term Bond Portfolio; and $2 million for the Long-Term Bond Portfolio. Fees may be charged on the entire lump-sum purchase for transactions that exceed the amount indicated for each Portfolio if such purchases are reasonably deemed to be disruptive to efficient portfolio management. Lump-sum purchases exceeding the indicated amount for each Portfolio may be considered disruptive, for example, if the portfolio manager incurs significant transaction costs in purchasing portfolio securities needed to match the investment performance of the respective benchmark index. If such purchases can be offset by redemptions of shares by other shareholders, such fee may be waived or reduced. A prospective investor may determine whether a fee will be charged by calling their client representative or plan sponsor in advance of their purchase. The fee, if imposed, will be 0.18% for the Total Bond Market Portfolio; 0.23% for the Intermediate-Term Bond Portfolio; 0.15% for the Short-Term Bond Portfolio; and 0.20% for the Long-Term Bond Portfolio. The fees are based on the portfolio manager's estimate of transaction costs, which depends on the types of securities in which each Portfolio invests.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Portfolio has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by a Portfolio.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman, Chief Executive Officer and Director*
  Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation and General Accident Insurance.

JOHN J. BRENNAN, President & Director*
  President and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director
  Chairman of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director
  Director of The Great Atlantic and Pacific Tea Company. ALCO Standard Corp., Raytheon Company, Knight-Ridder Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
  President, The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and Scott Paper Co.

BURTON G. MALKIEL, Director
  Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director
  Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, The Standard Products Company and The Reliance Electric Company.

JOHN C. SAWHILL, Director
  President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; President, New York University; Director of Pacific Gas and Electric Company and NACCO Industries.

JAMES O. WELCH, JR., Director
  Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON, Director
  Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; Trustee of Vanderbilt University and The Culver Educational Foundation.

RAYMOND J. KLAPINSKY, Secretary*
  Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
  Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
  Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

     THE VANGUARD GROUP Vanguard Bond Index Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies.

     Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1994 the Fund had contributed capital of $291,000 to Vanguard representing 1.5% of its capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current net assets in Vanguard; and
(b) there is no other limitation on the aggregate amount that the Vanguard Funds may contribute to Vanguard's capitalization.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the year ended December 31, 1994 the Fund paid approximately $2,157,000 in management and administration expenses.

     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended December 31, 1994 the Fund paid approximately $403,000 in distribution and marketing expenses which represented 2/100 of 1% of its average month-end net assets.

     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to Vanguard Municipal Bond Fund, Vanguard Money Market Reserves, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey

Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Admiral Funds, Vanguard Institutional Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Institutional Portfolios, Money Market Portfolio, Vanguard Balanced Index Fund, Vanguard Tax-Managed Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal year ended December 31, 1994, the Fund paid approximately $187,000 of Vanguard's expenses relating to investment advisory services.

     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in Group, for its proportionate share of officers' and employees' salaries and retirement benefits. During the year ended December 31, 1994, the Fund's share of remuneration paid to its Officers and Directors was approximately $69,122.

     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each officer's annual compensation plus 7% of that part of the officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service. During the year ended December 31, 1994 the Fund's share of retirement benefits paid to its Officers was approximately $9,000.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended December 31, 1994.

                            VANGUARD BOND INDEX FUND
                               COMPENSATION TABLE

                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                     --                    --                      --                      --
John J. Brennan(1)                   --                    --                      --                      --
Barbara Barnes Hauptfuhrer         $662                 $ 162                 $15,000                 $50,000
Robert E. Cawthorn                 $662                 $ 122                 $13,000                 $50,000
Bruce K. MacLaury                  $765                 $ 166                 $12,000                 $45,000
Burton G. Malkiel                  $662                 $  82                 $15,000                 $50,000
Alfred M. Rankin, Jr.              $662                 $  49                 $15,000                 $50,000
John C. Sawhill                    $662                 $  72                 $15,000                 $50,000
James O. Welch, Jr.                $636                 $ 110                 $15,000                 $48,000
J. Lawrence Wilson                 $649                 $  57                 $15,000                 $49,000

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 33 Vanguard Funds (26 in the case of Mr. MacLaury).

                              PORTFOLIO TRANSACTIONS

     In placing portfolio transactions, the Fund uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among broker-dealers.

                              PERFORMANCE MEASURES

     Each of the investment company members of the Vanguard Group, including Vanguard Bond Index Fund, may from time to time, use one or more of the following unmanaged indexes for comparative perfor-mance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEXES -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000, a widely-used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Salomon Brothers High-Grade Bond Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Salomon Brothers High-Grade Bond Index.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE -- An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended December 31, 1994, including the financial highlights for each of the five years in the period ended December 31, 1994, appearing in the Fund's 1994 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

     The Fund's 1994 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                    APPENDIX -- DESCRIPTION OF BOND RATINGS

     The Fund will invest primarily in investment grade bonds (i.e., those rated at least Baa3 by Moody's Investor Service, Inc. or those rated BBB- by Standard & Poor's Corporation.) In the event that a Bond held by the Fund is downgraded, the adviser, may continue to hold such bond. Excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond ratings:

     AAA -- judged to be the best quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds;
A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Corporation description of its four highest stock ratings:

     AAA -- highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, a very strong capacity to pay interest and repay principal and differs from AAA -- issues only in small degree; A -- regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.

     Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.